Exhibit 99.2

NOI
Portfolio
National Platform
Strategic Neighborhood
Action
Talent
Top Landlord
Value-oriented
Small Shop
Best-in-class
National Accounts
Convenience
Owner
Shopping Centers
Entrepreneurial
Customers
Pure Play
Key Landlord Consistent
In-fill
Sustainable
Opportunity
Small Shop
Creativity
Growth
Scale
Goal-oriented
Portfolio
Build
Community
Redevelop
In-fill
Remerchandise
GLA
Ideas
Grocery-anchored
Entrepreneurial
Transparent Owner
Bricks
Pride of Ownership
Anchors
Occupancy
Reputation
Sustainable Diversified
GLA
Real Estate
In-fill
Traffic-generating Relationships
BRX
Integrity
Local Market Knowledge
Necessity-based
Retail
Impactful
Occupancy
Sustainable
Small Shop
Excellence
Strategic Access
&
Square Feet
Transparent
Quality Consistent
Small Shop
Wholly-owned
Straightforward
NYSE
Tenant Mix
Partner with Retailers
Leasing
Best Practices
Value-oriented
Retail
Value-oriented
Investment
Reputation
Strategic
Ideas
Accountability
Mortar
GLA
Results
Occupancy
Value-oriented
Neighborhood
Sustainable
Best-in-class
High Productivity
Portfolio
Mature
Operational Expertise
Real Estate
In-fill
Teamwork
Occupancy
BRX
Maximize value
Integrity
Talent
Pure Play
Top Markets
Entrepreneurial
ABR
Leasing
Key Landlord
Shopping Centers
Leader
Partner with Retailers
Accretive
Traffic-generating
Reputation
Real Estate
Surety of Execution
Customers
Entrepreneurial
REIT
Efficient Growth
High Productivity
NOI
In-fill
Redevelopment
Open Air
Leasing
BRX
Ideas
Retail
Passion
Community
Largest
Action
NOI
Retail
BRX
GLA

SUPPLEMENTAL DISCLOSURE

Quarter ended September 30, 2017

450 Lexington Ave
New York, NY 10017
(800) 468.7526
BRIXMOR.COM

BRIXMOR® Property Group | BRX LISTED NYSE

SUPPLEMENTAL DISCLOSURE

Three Months Ended September 30, 2017

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Overview	14
Summary of Outstanding Debt	15
Covenant Disclosure	16
Investment Summary
Acquisitions	18
Dispositions	19
Anchor Space Repositioning Summary	20
Outparcel Development & New Development Summary	22
Redevelopment Summary	23
Future Redevelopment Opportunities	25
Portfolio Summary
Portfolio Overview	28
Top Forty Retailers Ranked by ABR	29
New & Renewal Lease Summary	30
New Lease Net Effective Rent	31
Lease Expiration Schedule	32
Properties by Largest US MSAs	33
Largest MSAs by ABR	35
Properties by State	38
Property List	39
Guidance
Guidance & Additional Disclosures	51

Note: Financial information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at www.twitter.com/Brixmor or find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended September 30, 2017

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent ("ABR")	Monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent (i) excludes tenant reimbursements of expenses, such as operating expenses, insurance expenses and real estate taxes, (ii) does not reflect amounts due per percentage rent lease terms, (iii) is calculated on a cash basis and differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements and (iv) does not include ancillary income.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases, as of a specified date.

Development Stabilization	Development projects are deemed stabilized upon the earlier of (i) reaching 90% billed or (ii) one year after the property is placed in service.

EBITDA, Adjusted EBITDA & Cash	Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
Adjusted EBITDA	A reconciliation of net income to EBITDA is provided on page 7.
EBITDA is calculated as the sum of net income (loss) presented in accordance with GAAP before interest expense, federal and state taxes, and depreciation and amortization. Adjusted EBITDA represents EBITDA as adjusted for (i) gain (loss) on disposition of operating properties, (ii) gain (loss) on disposition of unconsolidated joint venture interest, (iii) impairment of real estate assets and real estate equity investments, (iv) gain (loss) on extinguishment of debt, (v) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted
EBITDA as adjusted for straight-line rental income, amortization of above- and below-market rent and tenant inducements and straight-line ground rent expense. EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA include the Company's unconsolidated joint venture at pro rata share.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")	Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss) presented in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and
(ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR over the lease term adjusted for tenant improvements and allowances, tenant specific landlord work and third party leasing commissions.

Net Operating Income ("NOI")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, ancillary and other, expense reimbursements, and percentage rents) less direct property operating expenses (operating costs, real estate taxes and provision for doubtful accounts). NOI excludes corporate level income (including management, transaction, and other fees), lease termination fees, straight-line rental income, amortization of above- and below-market rent and tenant inducements, straight-line ground rent expense and the Company's unconsolidated joint venture.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits
(i.e. lease termination income or other ancillary credits).

Non-controlling Interests	Relate to the portion of Brixmor Operating Partnership LP ("OP”), a consolidated subsidiary, held by the non-controlling interest holders. As of September
30, 2017, the Company, through its 100% ownership of BPG Subsidiary, Inc., owns 100% of the OP.

Non-owned Major Tenant	Also known as a shadow anchor. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as another retail tenant of the shopping center and, as a result, attract additional customer traffic to the center.

Outparcel	Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration or demolition of a portion of the shopping center to accommodate new retailers.

Rent Spread	Represents percentage change in cash ABR PSF in the first year of the new lease relative to cash ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable.

New Rent Spread	Includes new leases executed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months and new leases signed on first generation space are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases executed with the same tenant in the same location to extend the term of an expiring lease. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months are non-comparable and excluded from Renewal
Rent Spreads.

Option Rent Spread	Includes renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 1

GLOSSARY OF TERMS

Term	Definition

Same Property NOI	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
	A reconciliation of same property NOI to net income is provided on page 11.
	Represents NOI of properties owned for the entirety of both periods excluding properties under development. Same Property NOI excludes income /
	expense associated with the Company's captive insurance entity.

	Number of Properties in Same Property NOI Analysis:
		As of 9/30/17
	Total properties in Brixmor Property Group portfolio	498
	Acquired properties excluded from same property NOI	(2)
	Additional exclusions	(1)
	Same property NOI pool	495

	Active redevelopment properties	(14)
	Completed redevelopment properties	(1)
	Total redevelopment properties	(15)

	Same property NOI excluding redevelopments pool	480

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average the tenant's contractual rent payments over the life of the lease, regardless of the actual
	cash collected in the reporting period.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company's non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those presented in accordance with GAAP.
Non-GAAP performance measures should not be considered as alternatives to, or more meaningful than, net income (presented in accordance with GAAP) or other GAAP financial measures as indicators of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (presented in accordance with GAAP) as a measure of liquidity.
Computation of non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP measures it presents are useful to investors for the following reasons:
• NAREIT FFO	NAREIT FFO assists investors in analyzing Brixmor’s comparative operational and financial performance because, by excluding gains and losses related
	to dispositions of previously depreciated operating properties, real estate-related depreciation and amortization of continuing operations, impairment
	of operating properties and real estate equity investments, extraordinary items, and after adjustments for joint ventures calculated to reflect FFO on the
	same basis, investors can compare the operational performance of a company’s real estate between periods.

• EBITDA, Adjusted EBITDA & Cash	EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA are utilized in various financial ratios as a measure of Brixmor's operational and financial performance
Adjusted EBITDA	because EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA exclude various items that the Company believes are not indicative of its operational
	performance. Accordingly, the use of EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA in various ratios provides a meaningful performance measure as it
	relates to the Company's ability to meet various coverage tests.

• Same Property NOI	Same property NOI eliminates disparities in NOI due to the acquisition, disposition or stabilization of development properties during the period presented,
	and therefore, provides a more consistent metric for comparing operational performance. Management uses same property NOI to review operational
	results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects.

In addition, the Company presents these supplemental non-GAAP performance measures because the Company believes that these measures are helpful to and frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 2

RESULTS OVERVIEW
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Nine Months Ended
Summary Financial Results	9/30/17	9/30/16	9/30/17	9/30/16
Total revenues (page 6)	$314,496	$318,577	$963,120	$951,738
Net income attributable to common stockholders (page 6)	83,380	57,492	230,358	182,425
Net income attributable to common stockholders - per diluted share (page 6)	0.27	0.19	0.75	0.61
Adjusted EBITDA (page 7)	216,473	216,453	659,914	654,503
Cash adjusted EBITDA (page 7)	207,141	204,117	624,085	616,874
NAREIT FFO (page 8)	157,246	154,919	480,676	468,926
NAREIT FFO per share/OP Unit - diluted (page 8)	0.52	0.51	1.58	1.54
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.01)	(0.01)	(0.03)
Share/ OP Unit Dividends declared per share/OP Unit (page 8)	0.260	0.245	0.780	0.735
Share/OP Unit Dividend payout ratio (as % of NAREIT FFO) (page 8)	50.4%	48.2%	49.5%	47.8%
NOI (page 10)	225,947	223,796	680,923	670,772

	Three Months Ended
Summary Operating and Financial Ratios	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16
NOI margin (page 10)	74.6%	74.3%	72.8%	73.2%	73.4%
Same property NOI growth (page 11) (1) (2)	1.5%	1.3%	3.2%	1.6%	2.0%
Fixed charge coverage (page 13)	3.5x	3.5x	3.6x	3.6x	3.4x
Net principal debt to Adjusted EBITDA (page 13) (3)	6.5x	6.4x	6.6x	6.5x	6.7x
Net principal debt to Cash Adjusted EBITDA (page 13) (3)	6.8x	6.9x	7.0x	6.9x	7.1x

Outstanding Classes of Stock and Partnership Units	At 9/30/17	At 6/30/17	At 3/31/17	At 12/31/16	At 9/30/16
Common shares outstanding (page 13)	304,937	304,936	304,893	304,343	304,321
Exchangeable OP Units held by non-controlling interests (page 13)	—	—	—	378	378
Total	304,937	304,936	304,893	304,721	304,699

Summary Portfolio Statistics (4)	At 9/30/17	At 6/30/17	At 3/31/17	At 12/31/16	At 9/30/16
Number of properties (page 28)	498	507	510	512	514
Percent billed (page 28)	89.6%	89.9%	90.4%	90.7%	90.6%
Percent leased (page 28)	91.6%	92.0%	92.5%	92.8%	92.6%
ABR PSF (page 28)	$13.28	$13.21	$13.12	$12.99	$12.90
New lease rent spread (page 30)	20.7%	36.1%	36.7%	39.3%	26.2%
New & renewal lease rent spread (page 30)	12.7%	16.8%	16.4%	19.1%	14.7%
Total - new, renewal & option lease rent spread (page 30)	10.2%	13.7%	13.4%	14.5%	10.9%
Total - new, renewal & option GLA (page 30)	3,419,078	2,896,416	2,664,063	2,974,137	3,548,517

(1) The same property NOI growth rate for the quarter ended September 30, 2016 is based on same property NOI for the quarter ended September 30, 2015 as originally reported by the Company.
Additional information regarding 2015 Same Property NOI is available in the press release issued by the Company on February 8, 2016 in connection with an Audit Committee review of historical
Same Property NOI.
(2) Reflects same property NOI as reported for the specified period.
(3) For purposes of financial ratios, Adjusted EBITDA and Cash Adjusted EBITDA are annualized based on the current quarter results.
(4) Prior periods are not adjusted for sold properties.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 3

FINANCIAL SUMMARY

Supplemental Disclosure Three Months Ended September 30, 2017

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	9/30/17	12/31/16
Assets
Real estate
Land	$1,985,781	$2,006,655
Buildings and tenant improvements	8,078,566	8,043,855
Construction in progress	65,412	121,817
Lease intangibles	800,760	836,731
	10,930,519	11,009,058
Accumulated depreciation and amortization	(2,320,090)	(2,167,054)
Real estate, net	8,610,429	8,842,004
Investments in and advances to unconsolidated joint venture	—	7,921
Cash and cash equivalents	29,978	51,402
Restricted cash	112,040	51,467
Marketable securities	28,840	25,573
Receivables, net of allowance for doubtful accounts of $16,177 and $16,756	219,873	178,216
Deferred charges and prepaid expenses, net	143,140	122,787
Other assets	51,920	40,315
Total assets	$9,196,220	$9,319,685

Liabilities
Debt obligations, net	$5,713,688	$5,838,889
Accounts payable, accrued expenses and other liabilities	561,191	553,636
Total liabilities	6,274,879	6,392,525

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
304,937,144 and 304,343,141 shares outstanding	3,049	3,043
Additional paid-in capital	3,333,696	3,324,874
Accumulated other comprehensive income	20,054	21,519
Distributions in excess of net income	(435,458)	(426,552)
Total stockholders' equity	2,921,341	2,922,884
Non-controlling interests	—	4,276
Total equity	2,921,341	2,927,160
Total liabilities and equity	$9,196,220	$9,319,685

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/17	9/30/16	9/30/17	9/30/16

Revenues
Rental income	$246,578	$247,859	$749,976	$744,580
Expense reimbursements	66,489	69,469	206,718	200,944
Other revenues	1,429	1,249	6,426	6,214
Total revenues	314,496	318,577	963,120	951,738

Operating expenses
Operating costs	30,505	31,041	100,955	97,507
Real estate taxes	45,076	47,812	135,607	130,886
Depreciation and amortization	94,239	98,337	285,040	294,634
Provision for doubtful accounts	1,216	2,218	4,023	6,579
Impairment of real estate assets	11,065	1,971	27,383	1,971
General and administrative	22,838	21,787	67,043	69,709
Total operating expenses	204,939	203,166	620,051	601,286

Other income (expense)
Dividends and interest	76	89	234	481
Interest expense	(57,410)	(57,855)	(170,584)	(171,482)
Gain on sale of real estate assets	25,942	2,450	54,920	10,232
Gain (loss) on extinguishment of debt, net	1,828	(1,042)	488	(949)
Other	(1,200)	(1,370)	(2,591)	(4,258)
Total other expense	(30,764)	(57,728)	(117,533)	(165,976)

Income before equity in income of unconsolidated joint venture	78,793	57,683	225,536	184,476
Equity in income of unconsolidated joint venture	31	122	381	348
Gain on disposition of unconsolidated joint venture interest	4,556	—	4,556	—
Net income	83,380	57,805	230,473	184,824
Net income attributable to non-controlling interests	—	(313)	(76)	(2,399)
Net income attributable to Brixmor Property Group Inc.	83,380	57,492	230,397	182,425
Preferred stock dividends	—	—	(39)	—
Net income attributable to common stockholders	$83,380	$57,492	$230,358	$182,425

Per common share:
Net income attributable to common stockholders:
Basic	$0.27	$0.19	$0.76	$0.61
Diluted	$0.27	$0.19	$0.75	$0.61
Weighted average shares:
Basic	304,936	303,013	304,810	300,697
Diluted	305,176	303,521	305,175	301,146

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/17	9/30/16	9/30/17	9/30/16

Net income	$83,380	$57,805	$230,473	$184,824
Interest expense - continuing operations	57,410	57,855	170,584	171,482
Interest expense - unconsolidated joint venture	—	42	—	126
Federal and state taxes	542	815	2,509	2,604
Depreciation and amortization - continuing operations	94,239	98,337	285,040	294,634
Depreciation and amortization - unconsolidated joint venture	—	23	56	68
EBITDA	$235,571	$214,877	$688,662	$653,738

EBITDA	$235,571	$214,877	$688,662	$653,738
Gain on disposition of operating properties	(25,942)	(2,450)	(54,920)	(10,232)
Gain on disposition of unconsolidated joint venture interest	(4,556)	—	(4,556)	—
Impairment of real estate assets	11,065	1,971	27,383	1,971
(Gain) loss on extinguishment of debt, net	(1,828)	1,042	(488)	949
Litigation and other non-routine legal expenses	1,959	614	3,629	958
Transaction expenses	204	85	204	296
Shareholder equity offering expenses	—	314	—	764
Audit committee review expenses	—	—	—	3,711
Executive severance expenses	—	—	—	2,260
Executive equity based compensation (1)	—	—	—	88
Total adjustments	(19,098)	1,576	(28,748)	765
Adjusted EBITDA	$216,473	$216,453	$659,914	$654,503

Adjusted EBITDA	$216,473	$216,453	$659,914	$654,503
Straight-line rental income, net (2)	(2,397)	(3,324)	(14,484)	(9,838)
Amortization of above- and below-market rent and tenant inducements, net (3)	(6,966)	(9,090)	(21,449)	(28,766)
Straight-line ground rent expense (4)	31	78	104	975
Total adjustments	(9,332)	(12,336)	(35,829)	(37,629)
Cash adjusted EBITDA	$207,141	$204,117	$624,085	$616,874

(1) Represents equity based compensation expense associated with executive departures for the nine months ended September 30, 2016.
(2) Includes unconsolidated joint venture Montecito Marketplace straight-line rental expense, net of $4 and $2 at pro rata share for the three and nine months ended September 30, 2017, respectively; and straight-line rental income, net of $10 and $5 at pro rata share for the three and nine months ended September 30, 2016, respectively. Montecito Marketplace was sold on August 8, 2017.

(3) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market rent and tenant inducements of $2 and $15 at pro rata share for the three and nine months ended September 30, 2017, respectively; and amortization of above- and below-market rent and tenant inducements of $7 and $22 at pro rata share for the three and nine months ended September 30, 2016, respectively. Montecito Marketplace was sold on August 8, 2017.

(4) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/17	9/30/16	9/30/17	9/30/16

Net income	$83,380	$57,805	$230,473	$184,824
Gain on disposition of operating properties	(25,942)	(2,450)	(54,920)	(10,232)
Gain on disposition of unconsolidated joint venture interest	(4,556)	—	(4,556)	—
Depreciation and amortization- real estate related- continuing operations	93,299	97,570	282,240	292,295
Depreciation and amortization- real estate related- unconsolidated joint venture	—	23	56	68
Impairment of operating properties	11,065	1,971	27,383	1,971
NAREIT FFO	$157,246	$154,919	$480,676	$468,926

NAREIT FFO per share/OP Unit - diluted	$0.52	$0.51	$1.58	$1.54
Weighted average shares/OP Units outstanding - basic and diluted	305,176	305,167	305,175	305,026

Items that impact FFO comparability
Gain (loss) on extinguishment of debt, net	$1,828	$(1,042)	$488	$(949)
Litigation and other non-routine legal expenses	(1,959)	(614)	(3,629)	(958)
Transaction expenses	(204)	(85)	(204)	(296)
Shareholder equity offering expenses	—	(314)	—	(764)
Audit committee review expenses	—	—	—	(3,711)
Executive severance expenses	—	—	—	(2,260)
Executive equity based compensation (1)	—	—	—	(88)
Total items that impact FFO comparability	$(335)	$(2,055)	$(3,345)	$(9,026)
Items that impact FFO comparability, net per share	$(0.00)	$(0.01)	$(0.01)	$(0.03)

Additional Disclosures
Straight-line rental income, net (2)	$2,397	$3,324	$14,484	$9,838
Amortization of above- and below-market rent and tenant inducements, net (3)	6,966	9,090	21,449	28,766
Straight-line ground rent expense (4)	(31)	(78)	(104)	(975)

Dividends declared per share/OP Unit	$0.260	$0.245	$0.780	$0.735
Share/OP Unit Dividends declared	$79,283	$74,651	$237,839	$223,932
Share/OP Unit Dividend payout ratio (as % of NAREIT FFO)	50.4%	48.2%	49.5%	47.8%

(1) Represents equity based compensation expense associated with executive departures for the nine months ended September 30, 2016.
(2) Includes unconsolidated joint venture Montecito Marketplace straight-line rental expense, net of $4 and $2 at pro rata share for the three and nine months ended September 30, 2017, respectively; and straight-line rental income, net of $10 and $5 at pro rata share for the three and nine months ended September 30, 2016, respectively. Montecito Marketplace was sold on August 8, 2017.

(3) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market rent and tenant inducements of $2 and $15 at pro rata share for the three and nine months ended September 30, 2017, respectively; and amortization of above- and below-market rent and tenant inducements of $7 and $22 at pro rata share for the three and nine months ended September 30, 2016, respectively. Montecito Marketplace was sold on August 8, 2017.

(4) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	9/30/17	12/31/16

Receivables, net
Straight-line rent receivable	$115,271	$101,675
Tenant receivables	89,158	88,878
Allowance for doubtful accounts	(16,177)	(16,756)
Insurance receivable (1)	28,000	—
Other	3,621	4,419
Total receivables, net	$219,873	$178,216

Deferred charges and prepaid expenses, net
Deferred charges, net	$113,285	$102,777
Prepaid expenses, net	29,855	20,010
Total deferred charges and prepaid expenses, net	$143,140	$122,787

Other assets
Interest rate swaps	$20,171	$21,605
Furniture, fixtures and leasehold improvements, net	17,399	16,000
Real estate assets held for sale	8,223	—
Other	6,127	2,710
Total other assets	$51,920	$40,315

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$214,394	$204,059
Below market leases, net	191,374	223,505
Dividends payable	81,070	80,612
Accrued litigation (1)	28,000	—
Other	46,353	45,460
Total accounts payable, accrued expenses and other liabilities	$561,191	$553,636

(1) The Company entered into a settlement agreement to settle a class action lawsuit filed in March 2016. The agreed upon settlement amount is within the coverage amount of the Company’s applicable insurance policies. For additional information, refer to Form 10-Q, filed with the Securities and Exchange Commission on October 30, 2017

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/17	9/30/16	9/30/17	9/30/16
Net Operating Income Detail (1)
Base rent	$230,694	$229,785	$696,674	$686,208
Ancillary and other	4,284	4,503	11,906	12,258
Expense reimbursements	66,489	69,469	206,718	200,944
Percentage rents	1,246	1,032	6,106	5,359
Operating costs	(30,474)	(30,963)	(100,851)	(96,532)
Real estate taxes	(45,076)	(47,812)	(135,607)	(130,886)
Provision for doubtful accounts	(1,216)	(2,218)	(4,023)	(6,579)
Net operating income	$225,947	$223,796	$680,923	$670,772

Operating Ratios
NOI margin (NOI / revenues)	74.6%	73.4%	73.9%	74.1%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	88.0%	88.2%	87.4%	88.4%

Reconciliation of Net Operating Income to Net Income Attributable to Common Stockholders
Net operating income	$225,947	$223,796	$680,923	$670,772
Lease termination fees	2,235	1,174	5,476	7,537
Straight-line rental income, net	2,401	3,314	14,486	9,833
Amortization of above- and below-market rent and tenant inducements, net	6,964	9,083	21,434	28,744
Fee income	183	217	320	855
Straight-line ground rent expense (2)	(31)	(78)	(104)	(975)
Depreciation and amortization	(94,239)	(98,337)	(285,040)	(294,634)
Impairment of real estate assets	(11,065)	(1,971)	(27,383)	(1,971)
General and administrative	(22,838)	(21,787)	(67,043)	(69,709)
Total other expense	(30,764)	(57,728)	(117,533)	(165,976)
Equity in income of unconsolidated joint venture	31	122	381	348
Gain on disposition of unconsolidated joint venture interest	4,556	—	4,556	—
Net income attributable to non-controlling interests	—	(313)	(76)	(2,399)
Preferred stock dividends	—	—	(39)	—
Net income attributable to common stockholders	$83,380	$57,492	$230,358	$182,425

Supplemental Statement of Operations Detail
Rental income
Base rent	$230,694	$229,785	$696,674	$686,208
Lease termination fees	2,235	1,174	5,476	7,537
Straight-line rental income, net	2,401	3,314	14,486	9,833
Amortization of above- and below-market rent and tenant inducements, net	6,964	9,083	21,434	28,744
Ancillary and other	4,284	4,503	11,906	12,258
Total rental income	$246,578	$247,859	$749,976	$744,580

Other revenues
Percentage rents	$1,246	$1,032	$6,106	$5,359
Fee income	183	217	320	855
Total other revenues	$1,429	$1,249	$6,426	$6,214

Other (income) expense
Interest expense
Mortgage, note and other interest	$46,644	$46,959	$136,488	$137,023
Unsecured credit facility and term loan interest	10,852	12,564	35,452	41,180
Capitalized interest	(572)	(749)	(2,268)	(1,918)
Deferred financing cost amortization	1,709	1,939	5,283	5,827
Debt premium amortization, net	(1,223)	(2,858)	(4,371)	(10,630)
Total interest expense	$57,410	$57,855	$170,584	$171,482

Other
Federal and state taxes	$542	$815	$2,509	$2,604
Other	658	555	82	1,654
Total other	$1,200	$1,370	$2,591	$4,258

Additional G&A Disclosures
Equity based compensation (3)	2,864	3,463	7,838	8,041
Capitalized direct leasing compensation costs	3,528	3,648	10,620	11,460
Capitalized direct construction compensation costs	1,836	1,724	5,767	4,841

(1) NOI excludes unconsolidated joint venture Montecito Marketplace NOI of $48 and $461 at pro rata share for the three and nine months ended September 30, 2017, respectively; and NOI of $184 and $552 at pro rata share for the three and nine months ended September 30, 2016, respectively. Montecito Marketplace was sold on August 8, 2017.

(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.
(3) Includes amortization of non-cash equity based compensation, including forfeitures of $88 associated with executive departures for the nine months ended September 30, 2016.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 10

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended			Nine Months Ended
	9/30/17	9/30/16	Change	9/30/17	9/30/16	Change
Same Property NOI Analysis
Number of properties	495	495	—	495	495	—
Percent billed	89.6%	90.5%	(0.9%)	89.6%	90.5%	(0.9%)
Percent leased	91.6%	92.5%	(0.9%)	91.6%	92.5%	(0.9%)

Revenues
Base rent	$225,812	$222,902		$678,707	$664,849
Ancillary and other	4,160	4,386		11,560	11,978
Expense reimbursements	64,916	67,497		201,211	195,040
Percentage rents	1,245	1,032		6,009	5,194
	296,133	295,817	0.1%	897,487	877,061	2.3%
Operating expenses
Operating costs	(30,720)	(30,239)		(98,903)	(94,018)
Real estate taxes	(43,941)	(46,485)		(132,039)	(127,404)
Provision for doubtful accounts	(1,169)	(2,052)		(3,904)	(6,303)
	(75,830)	(78,776)	(3.7%)	(234,846)	(227,725)	3.1%
Same property NOI	$220,303	$217,041	1.5%	$662,641	$649,336	2.0%

Same property NOI excluding redevelopments (1)	$205,680	$203,071	1.3%	$618,757	$607,336	1.9%

NOI margin	74.4%	73.4%		73.8%	74.0%
Expense recovery ratio	86.9%	88.0%		87.1%	88.1%

Percent contribution to same property NOI growth:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$2,910	1.3%		$13,858	2.1%
Ancillary and other	(226)	(0.1%)		(418)	(0.1%)
Net recoveries	(518)	(0.2%)		(3,349)	(0.5%)
Percentage rents	213	0.1%		815	0.1%
Provision for doubtful accounts	883	0.4%		2,399	0.4%
		1.5%			2.0%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI
Same property NOI	$220,303	$217,041		$662,641	$649,336
Adjustments:
Non-same property NOI	5,644	6,755		18,282	21,436
Lease termination fees	2,235	1,174		5,476	7,537
Straight-line rental income	2,401	3,314		14,486	9,833
Amortization of above- and below-market rent and tenant inducements, net	6,964	9,083		21,434	28,744
Fee income	183	217		320	855
Straight-line ground rent expense	(31)	(78)		(104)	(975)
Depreciation and amortization	(94,239)	(98,337)		(285,040)	(294,634)
Impairment of real estate assets	(11,065)	(1,971)		(27,383)	(1,971)
General and administrative	(22,838)	(21,787)		(67,043)	(69,709)
Total other expense	(30,764)	(57,728)		(117,533)	(165,976)
Equity in income of unconsolidated joint venture	31	122		381	348
Gain on disposition of unconsolidated joint venture interest	4,556	—		4,556	—
Net income attributable to non-controlling interests	—	(313)		(76)	(2,399)
Preferred stock dividends	—	—		(39)	—
Net income attributable to common stockholders	$83,380	$57,492		$230,358	$182,425

(1) Redevelopments include only completed and in process projects. See page 2 for reconciliation.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 11

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended	Nine Months Ended
	9/30/17	9/30/17

Leasing related:
Tenant improvements and tenant inducements	$20,208	$56,999
External leasing commissions	2,346	6,380
	22,554	63,379

Value-enhancing:
Anchor space repositionings	9,977	18,561
Outparcel developments	1,520	4,295
Redevelopments	8,391	31,042
New development	9,638	12,149
	29,526	66,047

Maintenance capital expenditures	11,711	17,996

	$63,791	$147,422

Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share. Montecito Marketplace was sold on August 8, 2017.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			9/30/17	12/31/16
Equity Capitalization:
Common shares outstanding			304,937	304,343
Exchangeable OP Units held by non-controlling interests			—	378
			304,937	304,721
Common share price			$18.80	$24.42
Total equity capitalization			$5,732,816	$7,441,287

Debt:
Revolving credit facility			$—	$122,000
Term loans			1,610,000	2,100,000
Unsecured notes			3,218,453	2,318,453
Secured mortgages			915,936	1,312,292
Total principal debt			5,744,389	5,852,745
Add: Net unamortized premium			2,838	16,092
Less: Deferred financing fees			(33,539)	(29,948)
Total debt			5,713,688	5,838,889
Less: cash, cash equivalents and restricted cash			(142,018)	(102,869)
Net debt			$5,571,670	$5,736,020

Total market capitalization:			$11,304,486	$13,177,307

Liquidity:
Cash and cash equivalents and restricted cash			$142,018	$102,869
Available under revolving credit facility (1)			1,249,329	1,128,000
			$1,391,347	$1,230,869

Ratios:
Principal debt to total market capitalization			50.8%	44.4%
Principal debt to total assets, before depreciation			49.9%	51.0%
Secured principal debt to total assets, before depreciation			8.0%	11.4%
Net principal debt to Adjusted EBITDA (2)			6.5x	6.5x
Net principal debt to Cash Adjusted EBITDA (2)			6.8x	6.9x
Unencumbered assets to unsecured debt			1.9x	1.9x
Interest coverage (Adjusted EBITDA / interest expense) (2)			3.8x	4.0x
Debt service coverage (Adjusted EBITDA / (interest expense + scheduled principal payments)) (2)			3.5x	3.6x
Fixed charge coverage (Adjusted EBITDA / (interest expense + scheduled principal payments +
preferred dividends)) (2)			3.5x	3.6x

			As of	As of
			9/30/17	12/31/16
Percentage of total debt:
Fixed			96.3%	86.0%
Variable			3.7%	14.0%
Unencumbered summary:
Percent of properties			75.7%	72.8%
Percent of ABR			79.1%	75.9%
Percent of NOI			79.5%	76.1%
Weighted average maturity (years):
Fixed			5.3	5.2
Variable			6.8	1.9
Total			5.4	4.7

Credit Ratings & Outlook:

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Stable

(1) Funds available under the revolving credit facility are reduced by an outstanding letter of credit of $671.
(2) For purposes of financial ratios, Adjusted EBITDA and Cash Adjusted EBITDA are annualized based on the current quarter results.
Excludes unconsolidated joint venture, Montecito Marketplace. Montecito Marketplace was sold on August 8, 2017.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 13

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations
	Year		Scheduled Amortization	Scheduled Maturities	Total	Weighted Avg Stated Interest Rate
	2017		$4,448	$8,717	$13,165	6.31%
	2018		17,892	210,000	227,892	2.48%
	2019		18,437	600,000	618,437	2.37%
	2020		14,319	658,898	673,217	6.15%
	2021		—	686,225	686,225	3.49%
	2022		—	500,000	500,000	3.88%
	2023		—	500,000	500,000	3.25%
	2024		—	807,000	807,000	3.42%
	2025		—	700,000	700,000	3.85%
	2026		—	607,542	607,542	4.17%
	2027+		—	410,911	410,911	3.98%
	Total Debt Maturities		$55,096	$5,689,293	$5,744,389	3.80%

			Net unamortized premium		2,838
			Deferred financing costs		(33,539)
			Debt obligations, net		$5,713,688

Detailed Maturity Schedule - Debt obligations
	Fixed Rate Secured Mortgages			Fixed Rate Unsecured Notes (1)		Variable Rate and Fixed Rate Unsecured Credit Facility / Term Loans (1)

Year	Scheduled Amortization	Scheduled Maturities	Weighted Avg Stated Interest Rate	Scheduled Maturities	Weighted Avg Stated Interest Rate	Scheduled Maturities	Weighted Avg Stated Interest Rate
2017	$4,448	$8,717	6.31%	$—	—	$—	—
2018	17,892	—	6.22%	—	—	210,000	2.17%
2019	18,437	—	6.17%	—	—	600,000	2.26%
2020	14,319	658,898	6.15%	—	—	—	—
2021	—	186,225	6.24%	—	—	500,000	2.46%
2022	—	—	—	500,000	3.88%	—	—
2023	—	—	—	500,000	3.25%	—	—
2024	—	7,000	4.40%	500,000	3.65%	300,000	3.01%
2025	—	—	—	700,000	3.85%	—	—
2026	—	—	—	607,542	4.17%	—	—
2027+	—	—	—	410,911	3.98%	—	—
Total Debt Maturities	$55,096	$860,840	6.16%	$3,218,453	3.81%	$1,610,000	2.45%

(1) No scheduled amortization prior to maturity dates.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 14

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Outstanding	Weighted Average	Maturity	Percent of
Loan / Property Name		Balance	Stated Interest Rate	Date	Total Indebtedness

FIXED RATE DEBT:
Secured Mortgages
Whitaker Square (1)		$8,744	6.32%	12/1/17	0.15%
Christmas Tree Plaza		863	7.89%	5/11/18	0.02%
LP - JPM CMBS (72 properties)		342,258	6.27%	8/1/20	5.96%
Monroe Plaza		8,088	6.50%	8/1/20	0.14%
Bethel Park Shopping Center		9,412	6.50%	8/1/20	0.16%
Ivyridge		13,110	6.50%	8/1/20	0.23%
Roosevelt Mall		46,735	6.50%	8/1/20	0.81%
Inland (Brixmor/IA, LLC) - Pool A (9 properties)		96,985	5.91%	12/6/20	1.69%
Inland (Brixmor/IA, LLC) - Pool B (8 properties)		88,828	5.91%	12/6/20	1.55%
Inland (Brixmor/IA, LLC) - Pool C (7 properties)		95,151	5.91%	12/31/20	1.66%
REIT 20 LP 51 A (4 properties)		46,122	6.24%	1/6/21	0.80%
REIT 20 LP 45 B (4 properties)		41,468	6.24%	1/6/21	0.72%
REIT 20 LP 42 C (4 properties)		38,766	6.24%	1/6/21	0.67%
REIT 20 LP 37 D (3 properties)		33,477	6.24%	1/6/21	0.58%
REIT 20 LP 43 E (4 properties)		38,929	6.24%	1/6/21	0.68%
Larchmont Centre		7,000	4.40%	3/1/24	0.12%
TOTAL FIXED RATE SECURED MORTGAGES		915,936	6.16%		15.94%

Unsecured fixed rate debt
Term Loan Facility - Tranche A (2)		$210,000	2.17%	7/31/18	3.66%
Term Loan Facility - $600M (3)		600,000	2.26%	3/18/19	10.44%
Term Loan Facility - Tranche B (4)		500,000	2.46%	7/31/21	8.70%
Term Loan Facility - $300M (5)		90,000	2.72%	7/26/24	1.57%
TOTAL UNSECURED FIXED RATE DEBT		1,400,000	2.35%		24.37%

Unsecured Notes
3.88%, 2022 Brixmor OP Notes		$500,000	3.88%	8/15/22	8.70%
3.25%, 2023 Brixmor OP Notes		500,000	3.25%	9/15/23	8.70%
3.65%, 2024 Brixmor OP Notes		500,000	3.65%	6/15/24	8.70%
3.85%, 2025 Brixmor OP Notes		700,000	3.85%	2/28/25	12.19%
4.13%, 2026 Brixmor OP Notes		600,000	4.13%	6/15/26	10.45%
7.97%, 2026 Brixmor LLC Notes		694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes		6,100	7.65%	11/2/26	0.11%
7.68%, 2026 Brixmor LLC Notes I		748	7.68%	11/2/26	0.01%
3.90%, 2027 Brixmor OP Notes		400,000	3.90%	3/15/27	6.96%
6.90%, 2028 Brixmor LLC Notes I		2,222	6.90%	2/15/28	0.04%
6.90%, 2028 Brixmor LLC Notes II		5,486	6.90%	2/15/28	0.10%
7.50%, 2029 Brixmor LLC Notes		3,203	7.50%	7/30/29	0.06%
TOTAL FIXED RATE UNSECURED NOTES		3,218,453	3.81%		56.03%

TOTAL FIXED RATE DEBT		$5,534,389	3.83%		96.34%

VARIABLE RATE DEBT:
Unsecured variable rate debt
Term Loan Facility - $300M (Libor + 190 bps)		$210,000	3.14%	7/26/24	3.66%
TOTAL UNSECURED VARIABLE RATE DEBT		210,000	3.14%		3.66%

TOTAL VARIABLE RATE DEBT		$210,000	3.14%		3.66%

TOTAL DEBT OBLIGATIONS		$5,744,389	3.80%		100.00%

	Net unamortized premium	2,838
	Deferred financing costs	(33,539)
	DEBT OBLIGATIONS, NET	$5,713,688

(1) Whitaker Square was repaid on October 2, 2017.
(2) Effective November 1, 2016, $210,000 of the Term Loan Facility - Tranche A is swapped from one-month Libor to a fixed rate of 0.8165% (plus a spread of 135bps) through July 31, 2018.
(3) Effective November 1, 2016, $200,000 of the Term Loan Facility - $600M is swapped from one-month Libor to a combined fixed rate of 0.818% (plus a spread of 140bps) through July 31, 2018, and the remaining $400,000 is swapped from one-month Libor to a fixed rate of 0.878% (plus a spread of 140bps) through March 18, 2019.

(4) Effective November 1, 2016, the $500,000 Term Loan Facility - Tranche B is swapped from one-month Libor to a fixed rate of 1.113% (plus a spread of 135bps) through July 30, 2021.
(5) Effective July 28, 2017, $90,000 of the Term Loan Facility - $300M is swapped from one-month Libor to a fixed rate of 0.8165% (plus a spread of 190bps) through July 31, 2018.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 15

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	As of 9/30/17

I. Aggregate debt test	< 65%	50.6%
Total Debt		5,713,688
Total Assets		11,296,433

II. Secured debt test	< 40%	8.3%
Total Secured Debt		932,589
Total Assets		11,296,433

III. Unencumbered asset ratio	> 150%	187.5%
Total Unencumbered Assets		8,962,451
Unsecured Debt		4,781,099

IV. Debt service test	> 1.5x	3.9x
Consolidated EBITDA		878,370
Annual Debt Service Charge		223,781

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplements filed by the OP with the Securities and Exchange Commission on January 15, 2015, August 3, 2015, June 6, 2016, August 17, 2016, March 3, 2017 and June 5, 2017 and the
notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	As of 9/30/17

I. Leverage ratio	< 60%	40.8%
Total Outstanding Indebtedness		5,744,389
Balance Sheet Cash		144,973
Total Asset Value		13,739,089

II. Secured leverage ratio	< 40%	5.6%
Total Secured Indebtedness		915,936
Balance Sheet Cash		144,973
Total Asset Value		13,739,089

III. Unsecured leverage ratio	< 60%	44.0%
Total Unsecured Indebtedness		4,828,453
Unrestricted Cash		32,933
Unencumbered Asset Value		10,911,263

IV. Fixed charge coverage ratio	> 1.5x	3.8x
Total Net Operating Income		924,980
Capital Expenditure Reserve		12,611
Fixed Charges		239,315

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to the Amended Revolving Credit and Term Loan Agreement, dated as of July 25, 2016 filed as Exhibit 10.5 to Form 10-Q, filed with the Securities and Exchange Commission on July 25, 2016.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 16

INVESTMENT SUMMARY

Supplemental Disclosure Three Months Ended September 30, 2017

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres	Percent Leased	ABR PSF	Major Tenants

Three Months Ended 3/31/17
Outparcel building adjacent to Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI	2/9/17	$1,000	5,760	100.0%	$32.83	—
Outparcel adjacent to Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA	2/28/17	1,500	2.11 acres	—	—	—
Arborland Center	Ann Arbor, MI	3/1/17	102,000	403,536	96.4%	16.18	Kroger, Nordstrom Rack, Marshalls, Ulta, DSW, Starbucks
			$104,500	409,296
				/ 2.11 acres

Three Months Ended 6/30/17
Building adjacent to Preston Park	Dallas-Fort Worth-Arlington, TX	4/28/17	$3,980	31,080	100.0%	$7.72	Infinite Bounds
Outparcel building adjacent to Cobblestone Village	Jacksonville, FL	5/11/17	1,300	4,403	100.0%	22.46	Black Molly Grill
Outparcel adjacent to Wynnewood Village	Dallas-Fort Worth-Arlington, TX	5/12/17	1,600	1.38 acres	—	—	—
			$6,880	35,483
				/ 1.38 acres

	TOTAL - NINE MONTHS ENDED 9/30/17		$111,380	444,779
				/ 3.49 acres

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 18

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres	Percent Leased	ABR PSF

Three Months Ended 3/31/17
Killingly Plaza	Worcester, MA-CT	2/27/17	$6,700	76,960	98.7%	$8.02
North Park	Macon, GA	3/31/17	17,200	216,795	98.8%	6.40
Perry Marketplace	Warner Robins, GA	3/31/17	11,565	179,973	78.4%	7.11
			$35,465	473,728

Three Months Ended 6/30/17
Walmart Supercenter at Liberty Plaza	Baltimore-Columbia-Towson, MD	5/17/17	$28,525	160,908	100.0%	$10.63
Eustis Village	Orlando-Kissimmee-Sanford, FL	5/19/17	23,500	156,927	96.9%	11.47
Walmart at Market Centre	Elkhart-Goshen, IN	6/14/17	1,950	116,215	100.0%	3.66
Fitchburg Ridge Shopping Center	Madison, WI	6/21/17	5,750	50,555	83.6%	12.08
McKinley Plaza	Buffalo-Cheektowaga-Niagara Falls, NY	6/29/17	15,750	95,544	97.9%	15.13
			$75,475	580,149

Three Months Ended 9/30/17
Frankfort Crossing Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	7/6/17	$20,750	114,534	93.3%	$12.96
Montecito Marketplace (1)	Las Vegas-Henderson-Paradise, NV	8/8/17	12,710	190,434	100.0%	30.76
Rising Sun Towne Centre	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8/30/17	22,775	146,852	100.0%	12.59
Green River Plaza	Campbellsville, KY	8/31/17	12,903	198,315	99.0%	7.25
Renaissance Center East	Las Vegas-Henderson-Paradise, NV	9/1/17	12,400	144,216	78.4%	11.63
The Shoppes at North Ridgeville	Cleveland-Elyria, OH	9/14/17	5,550	59,852	100.0%	14.82
Gilbertsville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	9/26/17	9,500	85,576	95.6%	10.19
Hornell Plaza	Corning, NY	9/29/17	24,850	253,335	100.0%	8.32
Genesee Valley Shopping Center	Rochester, NY	9/29/17	18,550	191,314	89.3%	9.82
			$139,988	1,384,428

	TOTAL - NINE MONTHS ENDED 9/30/17		$250,928	2,438,305

(1) Property was held in an unconsolidated joint venture in which the Company owned 20%. Sale price is presented at pro rata share.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 19

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2017
1	The Manchester Collection	Hartford-West Hartford-East Hartford, CT	Remerchandise former Thomasville Furniture and adjacent small shop space with a 17K SF Cost Plus World Market
2	Hampton Village Centre - Project 2	Detroit-Warren-Dearborn, MI	Relocate and reconfigure four small shop spaces to accommodate a 14K SF Petco
3	Wadsworth Crossings	Cleveland-Elyria, OH	Remerchandise former MC Sports with a 15K SF Planet Fitness
4	Dickson City Crossings	Scranton--Wilkes-Barre--Hazleton, PA	Remerchandise former sporting goods store with a 41K SF Burlington Stores and an additional junior anchor

In Process Projects
5	Montebello Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former 99 Cents Only Store with a 30K SF Kohl's (new small format prototype)
6	Hunter's Creek Plaza	Orlando-Kissimmee-Sanford, FL	Remerchandise former LA Fitness and downsize Office Depot to accommodate a 30K SF Lucky’s Market
7	Barrett Place	Atlanta-Sandy Springs-Roswell, GA	Remerchandise former Sports Authority with a 42K SF ALDI
8	Commons of Chicago Ridge	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Office Depot with a 28K SF Ross Dress for Less
9	Haymarket Square & Haymarket Mall	Des Moines-West Des Moines, IA	Relocate and expand Aspen Athletic Club to 25K SF and remerchandise former Aspen Athletic Club with a 23K SF Harbor Freight Tools
10	Stony Brook I & II	Louisville/Jefferson County, KY-IN	Reconfigure approximately 15K of small shop space to accommodate expansion of existing Kroger to 116K SF Kroger Marketplace
11	Hampton Village Centre - Project 1	Detroit-Warren-Dearborn, MI	Construction of 16K SF to accommodate expansion of existing Emagine Theatre to 64K SF
12	Crossroads Centre	St. Louis, MO-IL	Remerchandise former Hobby Lobby with a 23K SF Ruler Foods (Kroger) and a 37K SF Sky Zone
13	Ellisville Square	St. Louis, MO-IL	Remerchandise and expand former Sports Authority with a 15K SF Petco and an additional junior anchor
14	Bedford Grove	Manchester-Nashua, NH	Remerchandise former Hannaford with a 21K SF Boston Interiors and an additional anchor tenant
15	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 12K SF CVS and a 13K SF specialty grocer
16	Franklin Square	Charlotte-Concord-Gastonia, NC-SC	Remerchandise former Michaels with a 10K SF Partners in Primary Care and additional small shop space
17	Southland Shopping Center	Cleveland-Elyria, OH	Combine former Petco (relocated within center) and adjacent underutilized small shop vacancies to accommodate a 28K SF Aspire Fitness
18	The Vineyards	Cleveland-Elyria, OH	Remerchandise former Valu King with a 19K SF Powerhouse Gym, a 22K SF American Freight Furniture and an additional junior anchor
19	Cross Keys Commons	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former Party City with an 11K SF ULTA
20	The Commons at Wolfcreek	Memphis, TN-MS-AR	Remerchandise former Sports Authority with a 44K SF Dave & Busters and a 9K SF Skechers
21	Clear Lake Camino South	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Hancock Fabrics and adjacent small shop spaces with a 22K SF ALDI

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	21	$44,200	$17,035	10% - 14%

COMPLETED ANCHOR SPACE REPOSITIONINGS
Projects Completed During The Three Months Ended September 30, 2017
1	Columbus Center	Columbus, IN	Addition of a 9K SF ULTA adjacent to previously leased 7K SF Shoe Carnival to complete remerchandising of former MC Sports
2	Wallkill Plaza	New York-Newark-Jersey City, NY-NJ-PA	Combine underutilized small shop space to accommodate a 10K SF David's Bridal and relocation of existing Foeller's Mens Shop
3	Whitehall Square	Allentown-Bethlehem-Easton, PA-NJ	Remerchandise former Sports Authority with a 49K SF Gabriel Bros.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 20

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

	Property Name		MSA		Description

Projects Completed During The Six Months Ended June 30, 2017
4	Pointe Orlando		Orlando-Kissimmee-Sanford, FL		Remerchandise ten small shop spaces with a 48K SF Main Event
5	Wilmington Island		Savannah, GA		Reconfigure junior anchor and small shop space to accommodate expansion of existing Kroger to 75K SF prototype and addition of Kroger fuel center
6	North Dixie Plaza		Elizabethtown-Fort Knox, KY		Terminate dark Kmart and remerchandise with a 91K SF At Home (Garden Ridge)
7	Highridge Plaza		New York-Newark-Jersey City, NY-NJ-PA		Remerchandise former A&P with a 42K SF H-Mart grocer
8	Ivyridge		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD		Remerchandise former A&P with a 47K SF Target
9	Northtown Plaza		Houston-The Woodlands-Sugar Land, TX		Combine former Anna's Linens and RadioShack for a 16K SF dd's Discounts (Ross Dress for Less)

		Number of Projects	Net Project Costs (1)	NOI Yield (1)
	Total Completed	9	$20,699	13%

(1) Represents gross project costs less any project specific credits (lease termination income or other ancillary credits).
Anchor space repositioning at Jeffersontown Commons removed from In Process pipeline due to discontinuation of project.

The in process projects listed above are actively underway and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 21

OUTPARCEL DEVELOPMENT & NEW DEVELOPMENT SUMMARY
Dollars in thousands

OUTPARCEL DEVELOPMENTS:
					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (2)	to Date	NOI Yield (2)

IN PROCESS OUTPARCEL DEVELOPMENTS (1)
	New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2017
1	Lake St. Charles	Tampa-St. Petersburg-Clearwater, FL	Construction of a 4K SF Speedy Carwash outparcel	Jun-18	$24	$23	307%
2	Orange Grove	Houston-The Woodlands-Sugar Land, TX	Construction of a 4K SF Chick-fil-A outparcel	Jun-18	100	45	192%
3	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 3K SF Shake Shack outparcel	Dec-18	2,900	312	15%
4	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Construction of a 2K SF Dunkin' Donuts and a 3K SF PepperJax Grill outparcel	Jun-19	2,300	120	10%

	In Process Projects
5	Century Plaza Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of existing retail space, construction of a 13K SF CVS outparcel with drive-thru and site improvements	Jun-18	4,400	910	12%
6	Westchester Square	Kansas City, MO-KS	Construction of a 2K SF Starbucks outparcel	Jun-18	1,100	461	10%
7	Springfield Place	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 4K SF outparcel with a 2K SF Chipotle and additional small shop space	Dec-18	2,900	1,392	8%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$13,724	$3,263	13%

				Stabilization		Net Project	NOI
	Property Name	MSA	Project Description	Quarter		Costs (2,3)	Yield (2,3)
COMPLETED OUTPARCEL DEVELOPMENTS
	Projects Completed During The Three Months Ended September 30, 2017
1	The Shoppes at Cinnaminson	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 2K SF Chipotle outparcel	Sep-17		$1,283	9%
2	The Centre at Navarro	Victoria, TX	Construction of an 18K SF Aldi outparcel	Sep-17		335	45%

	Projects Completed During The Six Months Ended June 30, 2017
3	Galleria Commons	Las Vegas-Henderson-Paradise, NV	Construction of a 3K SF Corner Bakery Cafe outparcel	Jun-17		531	26%
4	Pilgrim Gardens	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 2K SF Moe's Southwest Grill outparcel	Jun-17		376	26%
5	Village at Mira Mesa	San Diego-Carlsbad, CA	Construction of a 3K SF Habit Burger Grill outparcel	Mar-17		1,002	22%
6	Coastal Way - Coastal Landing	Tampa-St. Petersburg-Clearwater, FL	Construction of a 3K SF Visionworks, a 2K SF Chipotle and a 1K SF Jimmy John's outparcel	Mar-17		1,945	13%
7	Miracle Mile Shopping Plaza	Toledo, OH	Construction of a 7K SF DaVita Dialysis outparcel	Mar-17		1,159	16%
	TOTAL COMPLETED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$6,631	17%

NEW DEVELOPMENTS:
					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (2)	to Date	NOI Yield (2)
IN PROCESS NEW DEVELOPMENTS
1	The Shops at Riverhead	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 42K SF Marshalls / HomeGoods combo store, a 20K SF HomeSense (TJX), an 18K SF PetSmart, an 18K SF Sierra Trading Post, a 10K SF ULTA, and a 12K SF multi-tenant retail building adjacent to an existing non-owned Costco	Mar-18	$37,800	$19,241	9%

(1) Outparcel development at The Shoppes at North Ridgeville removed from In Process pipeline due to sale of property during the quarter.
(2) Represents gross project costs less any project specific credits (lease termination income or other ancillary credits).
(3) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 22

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)
IN PROCESS REDEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2017

1	Speedway Super Center - Phase I	Indianapolis-Carmel-Anderson, IN	Redevelopment of underutilized retail space to accommodate a 40K SF Burlington Stores, a 22K SF Ross Dress for Less and a 9K SF Five Below; potential construction of an outparcel pad; and shopping center upgrades including façade renovations and updated parking lots	66	Mar-19	$12,600	$831	9%

2	Marlton Crossing	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and rightsize existing Burlington Stores to 51K SF prototype to accommodate addition of a 33K SF Sprouts Farmers Market; remerchandise former Champps with a 10K SF Chickie & Pete's; and shopping center upgrades including reconfiguring of parking lot	34	Jun-19	9,700	761	7%

	In Process Projects

3	Rose Pavilion	San Francisco-Oakland-Hayward, CA	Redevelopment of recently acquired former CVS with a 29K SF Total Wine & More; redevelopment of existing retail space with a 13K SF Trader Joe’s; remerchandise former Toscana Furniture with an 8K SF Pet Supplies Plus, expansion of existing Fitness 19, and additional small shop space; and shopping center upgrades including façade upgrade, LED lighting, solar array installation, and common area enhancements	27	Dec-17	17,400	10,167	10%

4	Gateway Plaza - Vallejo	Vallejo-Fairfield, CA	Redevelopment of former CVS and adjacent 2.4 acres with a 16K SF DSW and a 10K SF ULTA replacing the former CVS, solar array installation, and construction of a 4K SF Panera Bread outparcel with drive-thru	53	Dec-17	8,800	7,824	9%

5	Preston Ridge	Dallas-Fort Worth-Arlington, TX	Remerchandise and expand former Gatti-Town Pizza with a 33K SF Nordstrom Rack, a 29K SF Saks OFF Fifth, and a 6K SF J Crew Mercantile; expand and reconfigure existing shop space for restaurant uses with patio areas; and add a new grass pavilion	87	Dec-17	16,200	9,480	10%

6	Park Shore Plaza	Naples-Immokalee-Marco Island, FL	Redevelopment and densification of center including replacing former Kmart and YouFit Health Club with a 60K SF Burlington Stores, a 27K SF Saks OFF Fifth, a 19K SF Party City, and an 8K SF Kirkland's; construction of additional small shop space including restaurant outparcels with potential for outdoor patio areas; and shopping center upgrades including façade renovations, new landscaping, and courtyard enhancements	22	Mar-18	23,900	18,177	11%

7	Green Acres	Saginaw, MI	Redevelopment of existing Kroger and underutilized adjacent spaces for a 106K SF Kroger Marketplace, a 2K SF T-Mobile, and 14K SF of additional retail space; reconfigure remaining small shop space; and shopping center upgrades including partial façade upgrade, LED lighting, and outdoor seating	28	Mar-18	5,000	727	10%

8	Erie Canal Centre	Syracuse, NY	Redevelopment of former Kmart and other vacant anchor space with a 50K SF Dick’s Sporting Goods, a 40K SF Burlington Stores, and a 26K SF Michaels; potential construction of 8K SF of small shop space and outparcel pad; and shopping center upgrades including façade renovations, LED lighting, parking realignment, new landscaping, pylon sign upgrade, and common area enhancements	11	Mar-18	15,800	11,741	8%

9	Ventura Downs	Orlando-Kissimmee-Sanford, FL	Redevelopment and rebranding of center including replacing a dark anchor with a 42K SF LA Fitness and remerchandising adjacent small shop space; and shopping center upgrades including façade renovations and LED lighting	11	Jun-18	6,600	244	8%

10	Sagamore Park Centre	Lafayette-West Lafayette, IN	Redevelopment and expansion of existing Pay Less (Kroger) with a 91K SF prototype by demolishing 11K SF of underutilized small shops; remerchandise additional small shop spaces with relevant retailers including a 3K SF Pet Valu, a 2K SF Nothing Bundt Cakes, and a 2K SF T-Mobile; and shopping center upgrades including façade renovations, LED lighting, new landscaping, and common area enhancements	14	Jun-18	2,300	861	11%

11	Maple Village	Ann Arbor, MI	Redevelopment of center including replacing former Kmart with a 34K SF Stein Mart, a 22K SF Sierra Trading Post, a 20K SF HomeGoods, and a 21K SF junior anchor; construction of a 34K SF LA Fitness, an outparcel retail building and a 4K SF endcap; and shopping center upgrades including façade renovations and common area enhancements	31	Jun-18	31,000	16,635	8%

12	Collegeville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Addition of a 15K SF Kimberton Whole Foods organic grocer; construction of a new 4K SF outparcel; remerchandise 22K SF of underutilized space with retailers relevant to the surrounding community; and shopping center upgrades including façade renovations, LED lighting, new pylon signage, and new landscaping	14	Jun-18	5,500	1,154	12%

13	High Point Centre	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of 40K SF of retail space with a 34K SF LA Fitness and 2K SF of small shops; construction of a 5K SF outparcel; shopping center upgrades including partial façade renovations, LED lighting, parking lot upgrades, new sidewalks and landscaping	35	Jun-19	10,500	174	9%

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 23

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)
14	Village at Mira Mesa - Phase I (2)	San Diego-Carlsbad, CA
Remerchandise and expand former Kohl’s with a 32K SF Sprouts Farmers Market and a 20K SF BevMo!; construction of 30K SF of additional retail space; demolish existing outparcel to accommodate construction of a 6K SF multi-tenant retail building; addition of outdoor dining patios and gathering areas; shopping center upgrades including facade renovations, new landscaping, parking realignment, point of entry and pylon sign improvements; and sustainable features including solar array installation, LED lighting, smart irrigation and lighting control, wireless mesh network systems, and electric vehicle charging stations
				36	Dec-20	22,400	887	9%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$187,700	$79,663	9%

(1) Represents gross project costs less any project specific credits (lease termination income or other ancillary credits).
(2) Net estimated costs exclude $3 million of project specific credits (lease termination income or other ancillary credits).

The in process projects listed above are actively underway and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 24

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	Springdale	Mobile, AL	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
2	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
3	Village at Mira Mesa - Phase II	San Diego-Carlsbad, CA	Redevelopment of outparcels for multiple retailers and/or restaurants, potential construction of residential rental component, enhancement of common areas
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Miami Gardens	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Remerchandise with experiential retailers, addition of a new anchor prototype, reconfiguration of space for junior anchors, outparcel development
7	Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA	Extensive repositioning and reconfiguration, densification of site
8	Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, including vertical component, densification of site
9	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and repositioning of shopping center, densification of site
10	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
11	Wynnewood Village	Dallas-Fort Worth-Arlington, TX	Redevelopment and reconfiguration of existing anchor and inline space, densification of site
12	Spring Mall	Milwaukee-Waukesha-West Allis, WI	Extensive redevelopment and reconfiguration of shopping center, potential outparcel development

MINOR REDEVELOPMENTS
1	Cudahy Plaza (1)	Los Angeles-Long Beach-Anaheim, CA	Redevelopment of existing anchor space for multiple retailers
2	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA	Reconfiguration of obsolete space and repurpose for national retailers, enhancement of common areas, sustainability upgrades
3	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
4	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
5	Freedom Square	Naples-Immokalee-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Marco Town Center	Naples-Immokalee-Marco Island, FL	Remerchandise with experiential retailers, reconfiguration of common areas for community space
7	Beneva Village Shoppes	North Port-Sarasota-Bradenton, FL	Redevelopment of shopping center for new anchor prototype, address obsolete space, outparcel development, enhancement of common areas
8	Hunter's Creek Plaza	Orlando-Kissimmee-Sanford, FL	Reconfiguration of existing footprint for multiple retailers, potential outparcel development
9	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers and/or entertainment users
10	Clearwater Mall	Tampa-St. Petersburg-Clearwater, FL	Redevelopment of existing anchor space and adjacent retail space for multiple retailers
11	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfiguration of existing footprint for multiple retailers and/or entertainment users, outparcel development
12	Market Centre (1)	Elkhart-Goshen, IN	Densification of site, including several multi-tenant outparcel buildings
13	Lincoln Plaza (1)	Fort Wayne, IN	Redevelopment of existing anchor space and small shop space for multiple retailers, extensive façade upgrades, enhancement of common areas
14	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Rebranding of shopping center, including reconfiguration of existing footprint for multiple retailers, potential outparcel development
15	London Marketplace	London, KY	Reposition and remerchandise existing anchor space for multiple retailers, potential outparcel development
16	Webster Square Shopping Center	Boston-Cambridge-Newton, MA-NH	Redevelopment of existing pad building for multiple retailers
17	Redford Plaza (1)	Detroit-Warren-Dearborn, MI	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, façade renovations
18	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Reconfigure and repurpose obsolete space, remerchandise with relevant and national retailers
19	Capitol Shopping Center (1)	Concord, NH	Redevelopment of existing anchor space for multiple retailers
20	Bedford Grove	Manchester-Nashua, NH	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
21	Hamilton Plaza	Trenton, NJ	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
22	Falcaro's Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reorient and repurpose existing anchor space and additional building to leverage power corner location, densification of site
23	Laurel Square (1)	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas
24	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of existing pad building to accommodate multiple new retailers
25	Stewart Plaza (1)	New York-Newark-Jersey City, NY-NJ-PA	Reconfigure existing anchor space and remerchandise for multiple retailers
26	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas
27	Western Hills Plaza (1)	Cincinnati, OH-KY-IN	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas
28	Park Hills Plaza	Altoona, PA	Reconfigure and remerchandise obsolete space, potential outparcel development
29	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 25

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

30	Whitemarsh Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Densification of site, including outparcel development
31	The Commons at Wolfcreek	Memphis, TN-MS-AR	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
32	Carmel Village (1)	Corpus Christi, TX	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, façade renovations
33	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national retail merchandise mix, densification of site, enhancement of common areas
34	Braes Heights	Houston-The Woodlands-Sugar Land, TX	Rebrand shopping center and remerchandise with relevant retailers, enhancement of common areas
35	Crossroads Centre - Pasadena (1)	Houston-The Woodlands-Sugar Land, TX	Remerchandise with experiential retailers, enhancement of common areas
36	Jester Village	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site, enhancement of common areas
37	Northtown Plaza (1)	Houston-The Woodlands-Sugar Land, TX	Reposition and remerchandise existing anchor space and adjacent retail space, enhancement of common areas
38	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
39	The Centre at Navarro	Victoria, TX	Redevelopment of existing anchor space for multiple retailers, densification of site, enhancement of common areas
40	Hanover Square	Richmond, VA	Redevelopment of existing anchor space, outparcel development including multi-tenant retail building

(1) Indicates project added to pipeline during the three months ended September 30, 2017.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company expects that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 26

PORTFOLIO SUMMARY

Supplemental Disclosure Three Months Ended September 30, 2017

Individual values herein may not add up to totals due to rounding.

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		9/30/17	6/30/17	3/31/17	12/31/16	9/30/16

Number of properties		498	507	510	512	514
GLA		84,091,870	85,460,362	85,961,594	86,006,794	86,295,214
Percent billed		89.6%	89.9%	90.4%	90.7%	90.6%
Percent leased		91.6%	92.0%	92.5%	92.8%	92.6%
TOTAL ≥ 10,000 SF		94.7%	95.0%	95.8%	96.1%	95.8%
TOTAL < 10,000 SF		84.4%	85.0%	84.8%	85.1%	85.0%
ABR		$945,721	$959,800	$965,273	$959,983	$953,696
ABR PSF		$13.28	$13.21	$13.12	$12.99	$12.90

PORTFOLIO BY UNIT SIZE AS OF 9/30/17
	Number of Units	GLA	Percent Billed	Percent Leased	Percent of Vacant GLA	ABR	ABR PSF
≥ 35,000 SF	560	34,412,787	95.1%	95.8%	20.7%	$265,364	$9.38
20,000 – 34,999 SF	555	14,600,877	90.2%	94.1%	12.3%	137,787	10.22
10,000 - 19,999 SF	740	10,098,320	89.6%	91.8%	11.8%	119,020	13.14
5,000 - 9,999 SF	1,346	9,276,043	82.8%	85.6%	18.9%	127,357	16.71
< 5,000 SF	7,530	15,703,843	81.2%	83.7%	36.3%	296,193	23.19
TOTAL	10,731	84,091,870	89.6%	91.6%	100.0%	$945,721	$13.28

TOTAL ≥ 10,000 SF	1,855	59,111,984	93.0%	94.7%	44.8%	$522,171	$10.27
TOTAL < 10,000 SF	8,876	24,979,886	81.8%	84.4%	55.2%	423,550	20.77

Prior periods are not adjusted for sold properties.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 28

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases	Leased GLA	Percent of Total Portfolio GLA	Leased ABR	Percent of Portfolio Leased ABR	ABR PSF
1	The Kroger Co. (1)	66	4,336,869	5.2%	$30,494	3.2%	$7.03
2	The TJX Companies, Inc. (2)	91	2,841,380	3.4%	30,207	3.2%	10.63
3	Dollar Tree Stores, Inc. (3)	156	1,778,666	2.1%	18,279	1.9%	10.28
4	Publix Super Markets, Inc.	38	1,758,320	2.1%	16,663	1.8%	9.48
5	Ahold Delhaize (4)	27	1,414,448	1.7%	14,281	1.5%	10.10
6	Wal-Mart Stores, Inc. (5)	25	3,085,756	3.7%	13,596	1.4%	4.41
7	Albertsons Companies, Inc. (6)	21	1,194,862	1.4%	12,758	1.3%	10.68
8	Burlington Stores, Inc.	22	1,532,515	1.8%	12,290	1.3%	8.02
9	Ross Stores, Inc. (7)	33	910,036	1.1%	9,942	1.1%	10.92
10	Bed Bath & Beyond Inc. (8)	31	765,350	0.9%	9,939	1.1%	12.99
	TOP 10 RETAILERS	510	19,618,202	23.4%	168,449	17.8%	8.59

11	Big Lots, Inc.	45	1,488,514	1.8%	9,547	1.0%	6.41
12	PetSmart, Inc. (9)	29	646,099	0.8%	9,365	1.0%	14.49
13	PETCO Animal Supplies, Inc. (10)	37	491,801	0.6%	8,315	0.9%	16.91
14	Best Buy Co., Inc.	15	613,462	0.7%	8,262	0.9%	13.47
15	Office Depot, Inc. (11)	32	700,208	0.8%	7,775	0.8%	11.10
16	Sears Holdings Corporation (12)	19	1,835,386	2.2%	7,591	0.8%	4.14
17	L.A. Fitness International, LLC	11	476,403	0.6%	7,453	0.8%	15.64
18	DICK'S Sporting Goods, Inc. (13)	14	539,639	0.6%	7,430	0.8%	13.77
19	Party City Corporation	35	510,998	0.6%	7,423	0.8%	14.53
20	Staples, Inc.	27	562,443	0.7%	6,968	0.7%	12.39
	TOP 20 RETAILERS	774	27,483,155	32.8%	248,578	26.3%	9.04

21	Kohl's Corporation	11	907,322	1.1%	6,743	0.7%	7.43
22	Michaels Stores, Inc.	26	580,279	0.7%	6,516	0.7%	11.23
23	Hobby Lobby Stores, Inc.	16	973,217	1.2%	6,485	0.7%	6.66
24	Mattress Firm, Inc.	47	277,184	0.3%	6,188	0.7%	22.32
25	Ascena Retail Group, Inc. (14)	52	323,225	0.4%	6,047	0.6%	18.71
26	The Home Depot, Inc.	8	799,388	1.0%	5,755	0.6%	7.20
27	Ulta Beauty Inc. (15)	23	260,871	0.3%	5,490	0.6%	21.04
28	H.E. Butt Grocery Company (16)	7	419,204	0.5%	5,419	0.6%	12.93
29	Southeastern Grocers (17)	14	653,809	0.8%	4,920	0.5%	7.53
30	CVS Health	22	300,635	0.4%	4,872	0.5%	16.21
31	Sally Beauty Holdings, Inc. (18)	115	201,478	0.2%	4,490	0.5%	22.29
32	Toys"R"Us, Inc. (19)	12	459,117	0.5%	4,424	0.5%	9.64
33	DSW Inc.	14	268,691	0.3%	4,383	0.5%	16.31
34	Jo-Ann Stores, Inc.	22	408,706	0.5%	4,336	0.5%	10.61
35	Gap, Inc. (20)	16	253,662	0.3%	4,312	0.5%	17.00
36	Giant Eagle, Inc.	5	391,503	0.5%	4,262	0.5%	10.89
37	AMC Entertainment Holdings, Inc.	4	214,355	0.3%	4,151	0.4%	19.37
38	Rainbow Shops	41	312,806	0.4%	4,099	0.4%	13.10
39	Walgreen Co.	17	246,409	0.3%	4,066	0.4%	16.50
40	Stein Mart, Inc.	13	459,393	0.5%	4,054	0.4%	8.82
	TOTAL TOP 40 RETAILERS	1,259	36,194,409	43.3%	$349,590	37.1%	$9.66

(1) Includes Kroger-51, Harris Teeter-3, King Soopers-3, Ralphs-2, Smith's-1,		(6) Includes Vons-4, Albertsons-3, Acme-3, Randalls-3, Tom Thumb-2,				(13) Includes DICK'S Sporting Goods-9 and Golf Galaxy-5.
Pick ' N Save-2, Dillons-1, Food 4 Less-1, Ruler Foods-1 and Pay Less-1.		Dominick's-2, Shaw's-2, Shop & Save Market-1 and Star Market-1.				(14) Includes dressbarn-21, Catherines-11, Justice-7,
(2) Includes T.J. Maxx-45, Marshalls-35, HomeGoods-10 and Sierra Trading Post-1.		(7) Includes Ross Dress for Less-31 and dd's Discounts-2.				Lane Bryant-7, maurices-5 and Ann Taylor-1.
Excludes three leases at new development property.		(8) Includes Bed Bath & Beyond-16, Harmon Face Values-6, Christmas Tree Shops-4,				(15) Excludes ULTA at new development property.
(3) Includes Dollar Tree-126 and Family Dollar-30.		Cost Plus World Market-3 and buybuy BABY-2.				(16) Includes H-E-B-6 and Central Market-1.
(4) Includes Giant Food-9, Food Lion-7, Super Stop & Shop-7, Bottom Dollar Food-1,		(9) Excludes PetSmart at new development property.				(17) Includes Winn-Dixie-7, BI-LO-3, Harveys-3 and Fresco y Más-1.
Hannaford-1, ShopRite-1 and Stop & Shop-1.		(10) Includes PETCO-36 and Unleashed-1.				(18) Includes Sally Beauty-106 and Cosmoprof-9.
(5) Includes Supercenters-13, Discount Stores-6, Walmart Neighborhood		(11) Includes Office Depot-17 and OfficeMax-15.				(19) Includes Babies"R"Us-7 and Toys"R"Us-5.
Market-5 and Sam's Club-1.		(12) Includes Kmart-16, Sears-2 and Sears Essentials-1.				(20) Includes Old Navy-12, GAP Factory-3 and Banana Republic Factory-1.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 29

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF (1)	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 9/30/17	486	3,419,078	$48,573	$14.21	$7.19	$0.93	6.3	396	3,023,756	$13.99	$12.70	10.2%
Three months ended 6/30/17	511	2,896,416	42,514	14.68	6.78	1.11	6.2	416	2,407,695	14.56	12.81	13.7%
Three months ended 3/31/17	436	2,664,063	38,544	14.47	8.13	1.14	6.2	347	2,232,859	14.59	12.87	13.4%
Three months ended 12/31/16	453	2,974,137	39,687	13.34	6.47	0.98	6.5	379	2,512,974	13.87	12.11	14.5%
TOTAL - TTM	1,886	11,953,694	$169,318	$14.16	$7.12	$1.03	6.3	1,538	10,177,284	$14.23	$12.62	12.8%

	NEW & RENEWAL LEASES ONLY
Three months ended 9/30/17	393	2,088,931	$31,305	$14.99	$11.76	$1.52	7.1	303	1,693,609	$14.78	$13.11	12.7%
Three months ended 6/30/17	437	1,870,289	31,133	16.65	10.50	1.72	7.0	342	1,381,568	17.13	14.66	16.8%
Three months ended 3/31/17	363	1,851,999	28,038	15.14	11.68	1.64	6.8	274	1,420,795	15.54	13.35	16.4%
Three months ended 12/31/16	376	1,989,990	28,856	14.50	9.64	1.46	7.1	302	1,528,827	15.72	13.20	19.1%
TOTAL - TTM	1,569	7,801,209	$119,332	$15.30	$10.90	$1.58	7.0	1,221	6,024,799	$15.74	$13.55	16.2%

NEW LEASES
Three months ended 9/30/17	158	723,207	$12,216	$16.89	$23.39	$4.19	8.8	71	364,060	$17.33	$14.36	20.7%
Three months ended 6/30/17	162	795,344	13,129	16.51	21.48	3.91	9.0	71	329,323	18.02	13.24	36.1%
Three months ended 3/31/17	152	803,958	11,640	14.48	23.78	3.61	8.6	65	442,418	14.59	10.67	36.7%
Three months ended 12/31/16	128	805,490	11,303	14.03	16.89	3.56	9.6	60	453,301	15.92	11.43	39.3%
TOTAL - TTM	600	3,127,999	$48,288	$15.44	$21.33	$3.81	9.0	267	1,589,102	$16.31	$12.26	33.0%

RENEWAL LEASES
Three months ended 9/30/17	235	1,365,724	$19,089	$13.98	$5.61	$0.10	6.2	232	1,329,549	$14.08	$12.77	10.3%
Three months ended 6/30/17	275	1,074,945	18,004	16.75	2.38	0.10	5.4	271	1,052,245	16.85	15.11	11.5%
Three months ended 3/31/17	211	1,048,041	16,398	15.65	2.39	0.14	5.4	209	978,377	15.97	14.57	9.6%
Three months ended 12/31/16	248	1,184,500	17,553	14.82	4.71	0.03	5.5	242	1,075,526	15.64	13.94	12.2%
TOTAL - TTM	969	4,673,210	$71,044	$15.20	$3.92	$0.09	5.7	954	4,435,697	$15.53	$14.01	10.8%

OPTION LEASES
Three months ended 9/30/17	93	1,330,147	$17,268	$12.98	$—	$—	5.0	93	1,330,147	$12.98	$12.19	6.5%
Three months ended 6/30/17	74	1,026,127	11,381	11.09	—	—	4.7	74	1,026,127	11.09	10.31	7.6%
Three months ended 3/31/17	73	812,064	10,506	12.94	0.04	—	5.0	73	812,064	12.94	12.02	7.7%
Three months ended 12/31/16	77	984,147	10,831	11.01	0.05	—	5.1	77	984,147	11.01	10.41	5.8%
TOTAL - TTM	317	4,152,485	$49,986	$12.04	$0.02	$—	4.9	317	4,152,485	$12.04	$11.27	6.8%

LEASES BY ANCHOR AND SMALL SHOP
		Three Months Ended 9/30/17						TTM Ended 9/30/17
		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (2)		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (2)
Anchor Leases (≥ 10,000 SF)
	Total - New, Renewal & Option Leases	19%	68%	53%	$11.07	10.1%		15%	65%	48%	$10.57	13.4%
	New & Renewal Leases Only	14%	60%	44%	11.10	14.5%		11%	56%	41%	11.26	20.8%
New Leases		12%	54%	41%	12.78	22.2%		13%	59%	47%	12.28	43.2%
Renewal Leases		15%	63%	46%	10.33	11.9%		10%	54%	37%	10.51	11.0%
Option Leases		39%	82%	70%	11.04	5.7%		34%	82%	66%	9.69	5.8%
Small Shop Leases (< 10,000 SF)
	Total - New, Renewal & Option Leases	81%	32%	47%	$20.98	10.3%		85%	35%	52%	$20.74	12.1%
	New & Renewal Leases Only	86%	40%	56%	20.73	11.1%		89%	44%	59%	20.35	13.2%
New Leases		88%	46%	59%	21.72	19.1%		87%	41%	53%	19.89	22.8%
Renewal Leases		85%	37%	54%	20.09	9.0%		90%	46%	63%	20.63	10.9%
Option Leases		61%	18%	30%	21.86	8.3%		66%	18%	34%	22.51	8.8%

(1) Includes tenant specific landlord work.
(2) Comparable leases only.
Includes new development property. Excludes leases executed for terms of less than one year.
ABR PSF includes the GLA of lessee owned leasehold improvements.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 30

NEW LEASE NET EFFECTIVE RENT

	Twelve Months Ended	Three Months Ended
	9/30/17	9/30/17	6/30/17	3/31/17	12/31/16
NEW LEASES
Weighted average over lease term:
Base rent	$16.37	$18.04	$17.46	$15.35	$14.81
Tenant improvements and allowances	(2.26)	(2.53)	(2.29)	(2.46)	(1.78)
Tenant specific landlord work	(0.51)	(0.51)	(0.78)	(0.42)	(0.34)
Third party leasing commissions	(0.42)	(0.47)	(0.43)	(0.40)	(0.37)
EQUIVALENT NET EFFECTIVE RENT	$13.18	$14.53	$13.96	$12.07	$12.32
Net effective rent / base rent	81%	81%	80%	79%	83%
Weighted average term (years)	9.0	8.8	9.0	8.6	9.6

PERCENT OF TOTAL EQUIVALENT NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	45%	39%	41%	49%	50%
< 10,000 SF	55%	61%	59%	51%	50%

Includes new development property.
ABR PSF includes the GLA of lessee owned leasehold improvements.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 31

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES > 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	412	1,272,882	1.7%	1.8%	$13.50	$13.51	14	452,721	0.8%	0.7%	$8.20	$8.20	398	820,161	3.9%	3.2%	$16.43	$16.44
2017	232	1,086,919	1.4%	1.4%	12.58	12.58	17	566,092	1.0%	0.8%	7.22	7.22	215	520,827	2.5%	2.3%	18.41	18.41
2018	1,483	8,229,718	10.7%	11.0%	12.68	12.71	165	4,839,388	8.6%	7.7%	8.30	8.31	1,318	3,390,330	16.1%	15.1%	18.91	19.00
2019	1,481	10,711,118	13.9%	13.3%	11.71	11.81	216	7,296,090	13.0%	11.8%	8.45	8.45	1,265	3,415,028	16.2%	15.1%	18.68	18.97
2020	1,419	11,440,060	14.9%	14.1%	11.68	11.87	247	8,336,025	14.9%	13.7%	8.57	8.61	1,172	3,104,035	14.7%	14.7%	20.04	20.64
2021	1,141	10,128,756	13.1%	12.6%	11.80	12.07	222	7,528,335	13.5%	12.8%	8.91	8.97	919	2,600,421	12.3%	12.4%	20.18	21.05
2022	1,041	9,283,257	12.1%	12.1%	12.34	12.82	216	6,873,750	12.3%	12.2%	9.30	9.41	825	2,409,507	11.4%	12.0%	21.01	22.54
2023	449	5,060,798	6.6%	6.4%	11.94	12.90	143	3,935,850	7.0%	7.2%	9.58	10.22	306	1,124,948	5.3%	5.4%	20.19	22.27
2024	340	3,977,797	5.2%	5.0%	11.83	12.83	93	3,124,419	5.6%	5.6%	9.33	9.91	247	853,378	4.0%	4.2%	20.95	23.52
2025	282	3,260,282	4.2%	4.6%	13.38	14.53	90	2,546,293	4.6%	5.5%	11.18	11.85	192	713,989	3.4%	3.6%	21.20	24.06
2026	305	3,172,719	4.1%	4.9%	14.51	15.95	85	2,408,491	4.3%	5.3%	11.50	12.31	220	764,228	3.6%	4.3%	23.97	27.40
2027+	611	9,408,880	12.2%	12.7%	12.78	14.77	223	8,044,840	14.4%	16.7%	10.82	12.29	388	1,364,040	6.5%	7.8%	24.36	29.41

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES > 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of		Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	412	1,272,882	1.7%	1.8%	$13.50	$13.89	14	452,721	0.8%	0.7%	$8.20	$8.88	398	820,161	3.9%	3.2%	$16.43	$16.65
2017	193	570,367	0.7%	0.9%	14.66	14.66	8	136,502	0.2%	0.2%	8.07	8.07	185	433,865	2.1%	1.7%	16.74	16.74
2018	1,024	3,623,067	4.7%	5.6%	14.65	14.73	61	1,384,624	2.5%	2.1%	8.10	8.11	963	2,238,443	10.6%	9.9%	18.71	18.83
2019	890	3,218,096	4.2%	5.0%	14.62	14.86	50	1,214,763	2.2%	1.9%	8.28	8.31	840	2,003,333	9.5%	8.7%	18.46	18.82
2020	892	3,540,600	4.6%	5.5%	14.82	15.31	52	1,501,761	2.7%	2.4%	8.25	8.39	840	2,038,839	9.7%	9.5%	19.66	20.41
2021	732	2,602,559	3.4%	4.6%	16.62	17.45	41	918,237	1.6%	1.7%	9.72	9.93	691	1,684,322	8.0%	8.1%	20.38	21.55
2022	667	2,448,256	3.2%	4.4%	17.00	18.35	42	833,491	1.5%	1.7%	10.50	11.00	625	1,614,765	7.7%	7.8%	20.36	22.15
2023	452	2,257,546	2.9%	3.6%	14.99	16.54	52	1,062,276	1.9%	1.9%	9.17	10.14	400	1,195,270	5.7%	5.7%	20.17	22.23
2024	429	2,522,798	3.3%	3.5%	13.02	14.48	48	1,392,398	2.5%	2.1%	7.94	8.67	381	1,130,400	5.4%	5.1%	19.29	21.65
2025	335	2,423,566	3.1%	3.3%	12.78	14.24	64	1,640,529	2.9%	2.9%	9.08	9.96	271	783,037	3.7%	3.8%	20.52	23.22
2026	329	2,115,127	2.7%	3.2%	14.50	16.47	44	1,168,247	2.1%	2.0%	9.02	10.09	285	946,880	4.5%	4.8%	21.26	24.33
2027+	2,841	50,438,322	65.5%	58.6%	10.99	16.41	1,255	44,246,745	79.1%	80.4%	9.49	14.74	1,586	6,191,577	29.4%	31.8%	21.73	28.31

(1) ABR for leases whose future option rent is based on fair market value or CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee owned leasehold improvements.

LEASE RETENTION RATE
				By Count	By GLA
Twelve Months Ended 9/30/17				79.3%	83.1%

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 32

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2016 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	30	3,644,025	90.6%	91.9%	$65,102	$19.61	6.0%	4.3%	6.9%
2	Los Angeles-Long Beach-Anaheim, CA	9	1,684,984	94.9%	97.8%	29,806	19.90	1.8%	2.0%	3.2%
3	Chicago-Naperville-Elgin, IL-IN-WI	15	3,912,258	80.3%	83.9%	42,846	13.77	3.0%	4.7%	4.5%
4	Dallas-Fort Worth-Arlington, TX	16	3,119,970	88.9%	90.8%	43,455	15.48	3.2%	3.7%	4.6%
5	Houston-The Woodlands-Sugar Land, TX	36	4,527,429	89.5%	90.9%	47,359	12.04	7.2%	5.4%	5.0%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	97.9%	98.6%	4,939	11.10	0.6%	0.5%	0.5%
7	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	25	4,044,537	92.6%	94.8%	54,380	16.27	5.0%	4.8%	5.8%
8	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,489,439	86.7%	88.4%	17,866	14.15	1.8%	1.8%	1.9%
9	Atlanta-Sandy Springs-Roswell, GA	25	3,666,065	90.6%	93.0%	37,195	11.22	5.0%	4.4%	3.9%
10	Boston-Cambridge-Newton, MA-NH	6	707,909	95.8%	96.0%	8,483	12.53	1.2%	0.8%	0.9%
	Top 10 Largest US MSAs by Population	174	27,247,876	89.4%	91.4%	351,431	14.82	34.8%	32.4%	37.2%

11	San Francisco-Oakland-Hayward, CA	2	506,576	88.9%	95.4%	9,593	24.78	0.4%	0.6%	1.0%
12	Phoenix-Mesa-Scottsdale, AZ	1	119,525	83.1%	85.5%	1,306	12.78	0.2%	0.1%	0.1%
13	Riverside-San Bernardino-Ontario, CA	4	537,088	96.9%	97.2%	7,287	15.57	0.8%	0.6%	0.8%
14	Detroit-Warren-Dearborn, MI	9	1,616,581	84.4%	85.8%	16,089	12.60	1.8%	1.9%	1.7%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,179,668	86.5%	87.2%	12,948	13.45	1.6%	1.4%	1.4%
17	San Diego-Carlsbad, CA	3	633,896	85.9%	95.0%	12,523	21.34	0.6%	0.8%	1.3%
18	Tampa-St. Petersburg-Clearwater, FL	15	2,410,079	90.5%	91.1%	27,804	13.70	3.0%	2.9%	2.9%
19	Denver-Aurora-Lakewood, CO	5	1,193,943	86.9%	88.7%	14,403	13.67	1.0%	1.4%	1.5%
20	St. Louis, MO-IL	4	663,261	84.9%	89.2%	5,403	9.23	0.8%	0.8%	0.6%
	Top 20 Largest US MSAs by Population	225	36,108,493	89.0%	91.1%	458,787	14.72	45.0%	42.9%	48.5%

21	Baltimore-Columbia-Towson, MD	1	57,954	97.1%	97.1%	910	16.17	0.2%	0.1%	0.1%
22	Charlotte-Concord-Gastonia, NC-SC	6	1,714,319	88.7%	93.6%	14,646	10.18	1.2%	2.0%	1.5%
23	Orlando-Kissimmee-Sanford, FL	5	808,229	90.0%	93.7%	14,283	19.16	1.0%	1.0%	1.5%
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Pittsburgh, PA	1	199,079	100.0%	100.0%	1,932	10.76	0.2%	0.2%	0.2%
27	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	91.6%	92.8%	1,890	19.63	0.2%	0.1%	0.2%
28	Cincinnati, OH-KY-IN	7	1,930,720	94.5%	94.6%	21,019	14.57	1.4%	2.3%	2.2%
29	Las Vegas-Henderson-Paradise, NV	1	278,411	100.0%	100.0%	3,267	11.88	0.2%	0.3%	0.3%
30	Kansas City, MO-KS	4	601,926	88.8%	89.5%	4,370	8.26	0.8%	0.7%	0.5%
31	Austin-Round Rock, TX	1	169,552	76.5%	76.5%	1,557	12.01	0.2%	0.2%	0.2%
32	Cleveland-Elyria, OH	5	1,166,636	88.7%	93.7%	12,189	11.18	1.0%	1.4%	1.3%
33	Columbus, OH	4	449,488	86.8%	87.6%	3,924	10.48	0.8%	0.5%	0.4%
34	Indianapolis-Carmel-Anderson, IN	4	887,958	80.2%	88.3%	7,220	9.24	0.8%	1.1%	0.8%
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	7	1,279,571	93.7%	94.5%	13,456	11.19	1.4%	1.5%	1.4%
37	Virginia Beach-Norfolk-Newport News, VA-NC	2	205,245	96.4%	99.3%	3,395	16.78	0.4%	0.2%	0.4%
38	Providence-Warwick, RI-MA	1	148,126	80.8%	83.8%	1,361	10.96	0.2%	0.2%	0.1%
39	Milwaukee-Waukesha-West Allis, WI	4	710,327	90.1%	90.3%	6,553	10.66	0.8%	0.8%	0.7%
40	Jacksonville, FL	5	834,493	82.7%	85.5%	8,486	12.03	1.0%	1.0%	0.9%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Memphis, TN-MS-AR	1	659,193	75.3%	83.7%	8,290	15.70	0.2%	0.8%	0.9%

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 33

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2016 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
43	Raleigh, NC	2	291,027	74.6%	94.9%	3,618	13.21	0.4%	0.3%	0.4%
44	Louisville/Jefferson County, KY-IN	4	707,728	93.5%	93.8%	6,960	10.78	0.8%	0.8%	0.7%
45	Richmond, VA	2	215,897	96.8%	97.3%	2,966	14.12	0.4%	0.3%	0.3%
46	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
47	Hartford-West Hartford-East Hartford, CT	4	896,011	93.8%	96.4%	12,096	16.64	0.8%	1.1%	1.3%
48	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	297	50,424,078	89.1%	91.4%	613,175	14.09	59.6%	60.0%	64.8%

	MSAs Ranked 51 - 100 by Population	65	11,542,514	90.7%	92.4%	119,349	12.40	13.1%	13.7%	12.6%

	Other MSAs	136	22,125,278	90.4%	91.6%	213,197	11.80	27.3%	26.3%	22.6%

TOTAL		498	84,091,870	89.6%	91.6%	$945,721	$13.28	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 34

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	30	3,644,025	90.6%	91.9%	$65,102	$19.61	6.0%	4.3%	6.9%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7	25	4,044,537	92.6%	94.8%	54,380	16.27	5.0%	4.8%	5.8%
3	Houston-The Woodlands-Sugar Land, TX	5	36	4,527,429	89.5%	90.9%	47,359	12.04	7.2%	5.4%	5.0%
4	Dallas-Fort Worth-Arlington, TX	4	16	3,119,970	88.9%	90.8%	43,455	15.48	3.2%	3.7%	4.6%
5	Chicago-Naperville-Elgin, IL-IN-WI	3	15	3,912,258	80.3%	83.9%	42,846	13.77	3.0%	4.7%	4.5%
6	Atlanta-Sandy Springs-Roswell, GA	9	25	3,666,065	90.6%	93.0%	37,195	11.22	5.0%	4.4%	3.9%
7	Los Angeles-Long Beach-Anaheim, CA	2	9	1,684,984	94.9%	97.8%	29,806	19.90	1.8%	2.0%	3.2%
8	Tampa-St. Petersburg-Clearwater, FL	18	15	2,410,079	90.5%	91.1%	27,804	13.70	3.0%	2.9%	2.9%
9	Cincinnati, OH-KY-IN	28	7	1,930,720	94.5%	94.6%	21,019	14.57	1.4%	2.3%	2.2%
10	Miami-Fort Lauderdale-West Palm Beach, FL	8	9	1,489,439	86.7%	88.4%	17,866	14.15	1.8%	1.8%	1.9%
	10 Largest MSAs by ABR	—	187	30,429,506	89.5%	91.4%	386,832	14.84	37.4%	36.3%	40.9%

11	Detroit-Warren-Dearborn, MI	14	9	1,616,581	84.4%	85.8%	16,089	12.60	1.8%	1.9%	1.7%
12	Charlotte-Concord-Gastonia, NC-SC	22	6	1,714,319	88.7%	93.6%	14,646	10.18	1.2%	2.0%	1.5%
13	Denver-Aurora-Lakewood, CO	19	5	1,193,943	86.9%	88.7%	14,403	13.67	1.0%	1.4%	1.5%
14	Orlando-Kissimmee-Sanford, FL	23	5	808,229	90.0%	93.7%	14,283	19.16	1.0%	1.0%	1.5%
15	Allentown-Bethlehem-Easton, PA-NJ	69	5	1,294,979	97.3%	97.3%	13,994	13.26	1.0%	1.5%	1.5%
16	Nashville-Davidson--Murfreesboro--Franklin, TN	36	7	1,279,571	93.7%	94.5%	13,456	11.19	1.4%	1.5%	1.4%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,179,668	86.5%	87.2%	12,948	13.45	1.6%	1.4%	1.4%
18	San Diego-Carlsbad, CA	17	3	633,896	85.9%	95.0%	12,523	21.34	0.6%	0.8%	1.3%
19	Cleveland-Elyria, OH	32	5	1,166,636	88.7%	93.7%	12,189	11.18	1.0%	1.4%	1.3%
20	Hartford-West Hartford-East Hartford, CT	47	4	896,011	93.8%	96.4%	12,096	16.64	0.8%	1.1%	1.3%
	20 Largest MSAs by ABR	—	244	42,213,339	89.5%	91.6%	523,459	14.46	48.8%	50.3%	55.3%

21	Naples-Immokalee-Marco Island, FL	145	4	774,113	93.5%	95.8%	11,718	15.99	0.8%	0.9%	1.2%
22	Ann Arbor, MI	146	4	1,061,249	91.5%	92.4%	11,262	13.69	0.8%	1.3%	1.2%
23	Oxnard-Thousand Oaks-Ventura, CA	67	3	677,512	96.1%	98.0%	11,192	17.21	0.6%	0.8%	1.2%
24	Binghamton, NY	189	4	751,207	99.7%	99.7%	10,285	13.74	0.8%	0.9%	1.1%
25	San Francisco-Oakland-Hayward, CA	11	2	506,576	88.9%	95.4%	9,593	24.78	0.4%	0.6%	1.0%
26	Vallejo-Fairfield, CA	122	1	525,115	89.9%	94.2%	8,846	18.12	0.2%	0.6%	0.9%
27	Jacksonville, FL	40	5	834,493	82.7%	85.5%	8,486	12.03	1.0%	1.0%	0.9%
28	Boston-Cambridge-Newton, MA-NH	10	6	707,909	95.8%	96.0%	8,483	12.53	1.2%	0.8%	0.9%
29	Memphis, TN-MS-AR	42	1	659,193	75.3%	83.7%	8,290	15.70	0.2%	0.8%	0.9%
30	Port St. Lucie, FL	111	5	636,145	83.2%	84.4%	7,703	14.47	1.0%	0.8%	0.8%
31	Fresno, CA	56	2	442,299	97.1%	97.1%	7,569	17.86	0.4%	0.5%	0.8%
32	New Haven-Milford, CT	65	6	571,463	90.3%	91.7%	7,289	13.90	1.2%	0.7%	0.8%
33	Riverside-San Bernardino-Ontario, CA	13	4	537,088	96.9%	97.2%	7,287	15.57	0.8%	0.6%	0.8%
34	Indianapolis-Carmel-Anderson, IN	34	4	887,958	80.2%	88.3%	7,220	9.24	0.8%	1.1%	0.8%
35	Louisville/Jefferson County, KY-IN	44	4	707,728	93.5%	93.8%	6,960	10.78	0.8%	0.8%	0.7%
36	Norwich-New London, CT	177	2	433,532	96.5%	96.5%	6,826	16.32	0.4%	0.5%	0.7%
37	Milwaukee-Waukesha-West Allis, WI	39	4	710,327	90.1%	90.3%	6,553	10.66	0.8%	0.8%	0.7%
38	Worcester, MA-CT	58	3	517,769	81.6%	89.1%	5,544	14.19	0.6%	0.6%	0.6%
39	College Station-Bryan, TX	187	4	491,463	95.8%	96.6%	5,540	13.98	0.8%	0.6%	0.6%
40	Wilmington, NC	167	2	379,107	98.2%	98.6%	5,519	14.91	0.4%	0.5%	0.6%
41	Springfield, MA	90	3	450,901	96.9%	97.4%	5,503	14.79	0.6%	0.5%	0.6%

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 35

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
42	North Port-Sarasota-Bradenton, FL	73	4	556,862	93.8%	96.9%	5,433	10.15	0.8%	0.7%	0.6%
43	St. Louis, MO-IL	20	4	663,261	84.9%	89.2%	5,403	9.23	0.8%	0.8%	0.6%
44	Corpus Christi, TX	115	4	563,740	89.9%	91.4%	5,194	12.11	0.8%	0.7%	0.5%
45	Dayton, OH	72	3	534,385	96.3%	96.6%	5,181	12.34	0.6%	0.6%	0.5%
46	Winston-Salem, NC	83	3	439,161	91.2%	92.4%	5,105	13.09	0.6%	0.5%	0.5%
47	Scranton--Wilkes-Barre--Hazleton, PA	99	2	620,309	91.0%	92.9%	5,101	21.26	0.4%	0.7%	0.5%
48	Greensboro-High Point, NC	75	1	406,768	99.0%	99.5%	4,998	14.45	0.2%	0.5%	0.5%
49	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	451,260	97.9%	98.6%	4,939	11.10	0.6%	0.5%	0.5%
50	Kansas City, MO-KS	30	4	601,926	88.8%	89.5%	4,370	8.26	0.8%	0.7%	0.5%
	50 Largest MSAs by ABR	—	345	60,314,158	89.9%	92.1%	736,851	14.23	69.0%	71.7%	77.8%

51	Roanoke, VA	160	4	522,210	91.8%	91.8%	3,977	9.47	0.8%	0.6%	0.4%
52	Columbus, OH	33	4	449,488	86.8%	87.6%	3,924	10.48	0.8%	0.5%	0.4%
53	Manchester-Nashua, NH	132	2	348,189	79.2%	85.1%	3,897	23.42	0.4%	0.4%	0.4%
54	Pittsfield, MA	321	1	442,354	96.3%	96.3%	3,813	20.92	0.2%	0.5%	0.4%
55	Boulder, CO	155	1	279,189	80.0%	80.5%	3,783	16.83	0.2%	0.3%	0.4%
56	Charleston-North Charleston, SC	74	3	556,809	77.4%	77.5%	3,775	8.95	0.6%	0.7%	0.4%
57	Panama City, FL	221	2	397,512	92.3%	99.2%	3,683	9.34	0.4%	0.5%	0.4%
58	Raleigh, NC	43	2	291,027	74.6%	94.9%	3,618	13.21	0.4%	0.3%	0.4%
59	Spartanburg, SC	153	1	360,277	88.9%	88.9%	3,587	11.78	0.2%	0.4%	0.4%
60	Greenville-Anderson-Mauldin, SC	61	2	220,723	98.8%	100.0%	3,566	16.16	0.4%	0.3%	0.4%
61	Saginaw, MI	226	2	430,195	95.6%	96.4%	3,402	11.58	0.4%	0.5%	0.4%
62	Virginia Beach-Norfolk-Newport News, VA-NC	37	2	205,245	96.4%	99.3%	3,395	16.78	0.4%	0.2%	0.4%
63	Atlantic City-Hammonton, NJ	176	1	179,199	98.2%	98.2%	3,315	18.84	0.2%	0.2%	0.4%
64	Bakersfield, CA	62	1	240,328	90.7%	90.7%	3,301	15.43	0.2%	0.3%	0.3%
65	Las Vegas-Henderson-Paradise, NV	29	1	278,411	100.0%	100.0%	3,267	11.88	0.2%	0.3%	0.3%
66	Toledo, OH	91	2	609,113	83.7%	83.7%	3,156	7.81	0.4%	0.7%	0.3%
67	Hilton Head Island-Bluffton-Beaufort, SC	210	2	230,352	95.0%	95.6%	3,133	14.22	0.4%	0.3%	0.3%
68	Jackson, MS	94	2	333,275	88.6%	88.6%	3,075	10.91	0.4%	0.4%	0.3%
69	Greenville, NC	239	1	233,153	96.2%	96.2%	3,028	13.50	0.2%	0.3%	0.3%
70	Des Moines-West Des Moines, IA	89	2	513,385	91.2%	95.9%	2,987	6.13	0.4%	0.6%	0.3%
71	Richmond, VA	45	2	215,897	96.8%	97.3%	2,966	14.12	0.4%	0.3%	0.3%
72	Traverse City, MI	284	1	411,758	99.1%	100.0%	2,960	27.43	0.2%	0.5%	0.3%
73	Lexington-Fayette, KY	106	2	414,960	97.6%	100.0%	2,912	7.02	0.4%	0.5%	0.3%
74	Lafayette, LA	108	3	438,211	91.5%	92.7%	2,841	7.08	0.6%	0.5%	0.3%
75	Tullahoma-Manchester, TN	375	3	433,744	97.0%	97.0%	2,837	6.75	0.6%	0.5%	0.3%
76	Blacksburg-Christiansburg-Radford, VA	230	1	181,055	98.9%	100.0%	2,747	15.43	0.2%	0.2%	0.3%
77	Odessa, TX	264	1	365,559	90.4%	93.2%	2,680	13.17	0.2%	0.4%	0.3%
78	Savannah, GA	137	2	224,181	74.9%	91.8%	2,622	12.92	0.4%	0.3%	0.3%
79	Lancaster, PA	103	3	236,006	97.2%	99.4%	2,600	11.09	0.6%	0.3%	0.3%
80	Bridgeport-Stamford-Norwalk, CT	57	1	161,075	88.0%	88.0%	2,479	17.49	0.2%	0.2%	0.3%
81	Chattanooga, TN-GA	100	2	339,426	96.6%	96.6%	2,446	8.08	0.4%	0.4%	0.3%
82	Fort Wayne, IN	125	2	253,951	79.3%	83.1%	2,436	13.42	0.4%	0.3%	0.3%
83	Merced, CA	178	1	147,557	100.0%	100.0%	2,399	16.26	0.2%	0.2%	0.3%
84	Mobile, AL	128	1	606,731	46.7%	46.7%	2,355	8.56	0.2%	0.7%	0.2%

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 36

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
85	Dover, DE	241	1	191,974	98.3%	98.3%	2,238	11.86	0.2%	0.2%	0.2%
86	Elkhart-Goshen, IN	219	2	329,319	86.3%	86.3%	2,199	18.50	0.4%	0.4%	0.2%
87	Syracuse, NY	84	2	347,412	58.8%	77.9%	2,155	7.96	0.4%	0.4%	0.2%
88	Duluth, MN-WI	171	1	182,969	95.5%	97.7%	2,122	11.88	0.2%	0.2%	0.2%
89	Concord, NH	286	1	182,887	100.0%	100.0%	2,036	11.39	0.2%	0.2%	0.2%
90	Hickory-Lenoir-Morganton, NC	147	2	295,970	81.7%	81.7%	2,014	8.33	0.4%	0.4%	0.2%
91	Altoona, PA	327	1	278,586	79.7%	79.7%	1,974	8.89	0.2%	0.3%	0.2%
92	Santa Maria-Santa Barbara, CA	119	1	179,549	100.0%	100.0%	1,971	11.83	0.2%	0.2%	0.2%
93	Rutland, VT	532	1	224,514	98.6%	98.6%	1,971	8.91	0.2%	0.3%	0.2%
94	Pittsburgh, PA	26	1	199,079	100.0%	100.0%	1,932	10.76	0.2%	0.2%	0.2%
95	Tucson, AZ	53	1	168,585	96.8%	96.8%	1,893	11.60	0.2%	0.2%	0.2%
96	York-Hanover, PA	120	1	153,088	94.2%	95.2%	1,892	13.24	0.2%	0.2%	0.2%
97	Sacramento--Roseville--Arden-Arcade, CA	27	1	103,695	91.6%	92.8%	1,890	19.63	0.2%	0.1%	0.2%
98	Portland-South Portland, ME	104	1	287,513	90.0%	90.0%	1,868	20.65	0.2%	0.3%	0.2%
99	Tulsa, OK	55	1	186,851	100.0%	100.0%	1,837	9.83	0.2%	0.2%	0.2%
100	Trenton, NJ	143	2	205,557	94.4%	94.4%	1,825	9.41	0.4%	0.2%	0.2%
	100 Largest MSAs by ABR	—	428	75,382,251	89.7%	91.8%	875,630	13.72	85.9%	89.6%	92.6%

	Other MSAs	—	70	8,709,619	89.5%	90.2%	70,091	9.46	14.1%	10.4%	7.4%

TOTAL		—	498	84,091,870	89.6%	91.6%	$945,721	$13.28	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 37

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Texas	65	9,510,304	89.4%	90.9%	$107,934	$13.30	13.1%	11.3%	11.4%
2	Florida	55	8,655,310	89.1%	91.0%	104,204	13.67	11.0%	10.3%	11.0%
3	California	30	5,969,237	93.6%	96.7%	98,508	18.48	6.0%	7.1%	10.4%
4	Pennsylvania	34	5,839,714	93.3%	94.3%	66,949	14.55	6.8%	6.9%	7.1%
5	New York	30	3,810,062	89.9%	92.5%	61,635	17.92	6.0%	4.5%	6.5%
6	Illinois	23	4,748,525	82.1%	85.2%	49,267	12.73	4.6%	5.6%	5.2%
7	Georgia	35	4,868,395	88.1%	90.8%	45,543	10.54	7.0%	5.8%	4.8%
8	New Jersey	18	3,090,437	90.8%	92.9%	42,912	15.85	3.6%	3.7%	4.5%
9	North Carolina	21	4,332,451	89.8%	93.3%	42,337	11.28	4.2%	5.2%	4.5%
10	Ohio	22	4,239,187	91.6%	93.2%	40,896	11.76	4.4%	5.0%	4.3%
11	Michigan	20	4,078,614	89.4%	90.4%	39,068	13.09	4.0%	4.9%	4.1%
12	Connecticut	14	2,187,577	92.5%	93.9%	29,897	15.59	2.8%	2.6%	3.2%
13	Tennessee	15	3,063,088	90.6%	92.7%	29,610	10.99	3.0%	3.6%	3.1%
14	Massachusetts	11	1,877,239	93.0%	95.3%	21,531	15.30	2.2%	2.2%	2.3%
15	Kentucky	11	2,402,339	94.7%	95.2%	20,383	9.66	2.2%	2.9%	2.2%
16	Colorado	6	1,473,132	85.6%	87.2%	18,186	14.23	1.2%	1.8%	1.9%
17	Indiana	12	1,870,679	82.7%	88.5%	15,726	10.81	2.4%	2.2%	1.7%
18	Minnesota	10	1,471,123	86.0%	86.9%	15,534	12.97	2.0%	1.7%	1.6%
19	Virginia	11	1,447,531	91.5%	92.3%	15,259	12.00	2.2%	1.7%	1.6%
20	South Carolina	8	1,368,161	86.8%	87.2%	14,061	12.04	1.6%	1.6%	1.5%
21	New Hampshire	5	772,770	87.5%	90.2%	7,745	13.84	1.0%	0.9%	0.8%
22	Wisconsin	4	710,327	90.1%	90.3%	6,553	10.66	0.8%	0.8%	0.7%
23	Missouri	6	867,457	85.4%	89.0%	6,547	8.66	1.2%	1.0%	0.7%
24	Maryland	4	468,667	97.9%	98.3%	6,476	14.06	0.8%	0.6%	0.7%
25	Alabama	4	984,573	65.5%	65.5%	5,677	8.92	0.8%	1.2%	0.6%
26	Iowa	4	723,408	91.3%	94.6%	4,380	6.49	0.8%	0.9%	0.5%
27	Louisiana	4	617,250	93.4%	94.2%	3,870	6.79	0.8%	0.7%	0.4%
28	Nevada	1	278,411	100.0%	100.0%	3,267	11.88	0.2%	0.3%	0.3%
29	Arizona	2	288,110	91.1%	92.1%	3,199	12.06	0.4%	0.3%	0.3%
30	Kansas	2	370,239	92.2%	93.2%	3,165	11.81	0.4%	0.4%	0.3%
31	Mississippi	2	333,275	88.6%	88.6%	3,075	10.91	0.4%	0.4%	0.3%
32	Delaware	1	191,974	98.3%	98.3%	2,238	11.86	0.2%	0.2%	0.2%
33	West Virginia	2	251,500	98.0%	98.0%	2,086	8.46	0.4%	0.3%	0.2%
34	Vermont	1	224,514	98.6%	98.6%	1,971	8.91	0.2%	0.3%	0.2%
35	Maine	1	287,513	90.0%	90.0%	1,868	20.65	0.2%	0.3%	0.2%
36	Oklahoma	1	186,851	100.0%	100.0%	1,837	9.83	0.2%	0.2%	0.2%
37	Rhode Island	1	148,126	80.8%	83.8%	1,361	10.96	0.2%	0.2%	0.1%
38	New Mexico	2	83,800	100.0%	100.0%	966	11.53	0.4%	0.1%	0.1%

TOTAL		498	84,091,870	89.6%	91.6%	$945,721	$13.28	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 38

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

1	Winchester Plaza	Huntsville	AL	Huntsville, AL	2006	75,780	96.2%	$964	$13.23	Publix	—
2	Springdale	Mobile	AL	Mobile, AL	2004	606,731	46.7%	2,355	8.56	Sam's Club*	Big Lots, Burlington Stores, David's Bridal, Marshalls, Michaels
3	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	98.2%	1,561	6.86	Walmart Supercenter	Burke's Outlet
4	Shops of Tuscaloosa	Tuscaloosa	AL	Tuscaloosa, AL	2005	70,242	87.0%	797	13.04	Publix	—
5	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	1991	119,525	85.5%	1,306	12.78	—	Gymnasium Academy, LA Fitness, Sears Outlet
6	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	168,585	96.8%	1,893	11.60	Sam's Club*	CareMore, JC Penney Home Store, Tuesday Morning, Stein Mart
7	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	147,557	100.0%	2,399	16.26	SuperTarget*, Walmart Supercenter*	Marshalls, Petco
8	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,328	90.7%	3,301	15.43	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, In Shape Fitness, Ross Dress for Less	Hobby Lobby
9	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	89.8%	2,040	18.66	Trader Joe's*	24 Hour Fitness, CVS, Michaels
10	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	67,621	93.7%	1,133	17.88	Stater Bros.	—
11	Clovis Commons	Clovis	CA	Fresno, CA	2004	180,955	96.3%	3,801	22.58	—	Best Buy, Office Depot, PetSmart, T.J.Maxx	Target
12	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	147,804	98.0%	1,378	9.52	—	Big Lots, Kmart
13	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	1964	103,695	92.8%	1,890	19.63	Trader Joe's	Forever 21, World Market
14	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,594	100.0%	1,435	14.56	Vons (Albertsons)	Chuze Fitness
15	Felicita Town Center	Escondido	CA	San Diego-Carlsbad, CA	1987	126,502	99.0%	2,751	21.96	Major Market, Trader Joe's	Rite Aid
16	Arbor - Broadway Faire	Fresno	CA	Fresno, CA	1995	261,344	97.7%	3,768	14.76	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres
17	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	100.0%	1,971	11.83	Vons (Albertsons)	Harbor Freight Tools, Marshalls, Michaels, Staples
18	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	100.0%	1,200	13.76	Grocery Outlet	Fallas Paredes, Sears Outlet	In Shap Fitness
19	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	283,631	99.0%	5,101	18.62	Albertsons	Best Buy, CVS, Kohl's, Five Below, Ross Dress for Less
20	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	97.5%	2,006	17.06	Barons Market	Crunch Fitness, Dollar Tree
21	Esplanade Shopping Center	Oxnard	CA	Oxnard-Thousand Oaks-Ventura, CA	2002	356,864	100.0%	7,087	20.04	Walmart Neighborhood Market	Bed Bath & Beyond, Dick's Sporting Goods, Five Below, Nordstrom Rack, T.J.Maxx	The Home Depot
22	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,162	10.66	Food 4 Less (Kroger)	Ross Dress for Less, Target
23	Paradise Plaza	Paradise	CA	Chico, CA	1997	198,323	96.9%	931	7.87	Save Mart	Kmart
24	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	1996	177,573	98.3%	2,653	33.55	—	Kohl's, Orchard Supply Hardware, Party City	Walmart
25	Rose Pavilion (2)	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2017	329,003	93.8%	6,940	22.53	99 Ranch Market, Trader Joe's	CVS, Golf Galaxy, Macy's Home Store, Total Wine & More
26	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	99.4%	5,818	22.63	—	Marshalls, Michaels
27	San Bernardino Center	San Bernardino	CA	Riverside-San Bernardino-Ontario, CA	2003	143,082	100.0%	1,079	7.54	—	Big Lots, Target
28	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	96.3%	4,638	28.34	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS
29	Village at Mira Mesa (2)	San Diego	CA	San Diego-Carlsbad, CA	2017	408,800	92.6%	8,337	22.98	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, Marshalls, Mira Mesa Lanes
30	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	100.0%	3,711	22.52	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	Rite Aid
31	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	2,915	26.70	Trader Joe's	Big Lots, Petco, Rite Aid
32	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	91.9%	3,051	24.37	El Super, Walmart Supercenter	LA Fitness	Target
33	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	100.0%	2,065	11.03	Vons (Albertsons)	Ace Hardware, Big Lots
34	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,904	96.3%	3,069	21.32	Stater Bros.	Rite Aid, Stein Mart
35	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	56,700	100.0%	1,032	18.20	Ralphs (Kroger)	—
36	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo-Fairfield, CA	2017	525,115	94.2%	8,846	18.12	Costco*	Bed Bath & Beyond, Century Theatres, DSW, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Toys"R"Us, Ulta	Target
37	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	739	7.76	King Soopers (Kroger)	Arc
38	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	468,556	86.1%	6,161	15.28	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, buybuy BABY, Kohl's, Stein Mart
39	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	100.0%	1,689	9.80	King Soopers (Kroger)	Cinema Latino, Gen-X
40	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	92.4%	1,654	14.78	—	Chuze Fitness
41	Superior Marketplace	Superior	CO	Boulder, CO	1997	279,189	80.5%	3,783	16.83	Whole Foods Market, Costco*, SuperTarget*	Party City, T.J.Maxx, Ulta
42	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	1996	330,559	81.9%	4,160	15.37	—	Babies"R"Us, Barnes & Noble, David's Bridal, Jo-Ann Fabric & Craft Stores, Ross Dress for Less, Tile Shop, Ulta
43	Freshwater - Stateline Plaza	Enfield	CT	Hartford-West Hartford-East Hartford, CT	2004	299,978	96.6%	2,608	17.03	Costco	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores, P.C. Richard & Son	The Home Depot
44	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	106,364	94.1%	2,470	24.69	Whole Foods Market	Petco
45	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	96.8%	2,478	13.01	Super Stop & Shop (Ahold)	Kohl's	Walmart
46	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	100.0%	1,027	14.19	PriceRite (Wakefern)	—

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 39

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

47	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	339,775	96.5%	4,579	13.96	Sam's Club*, Walmart Supercenter*	A.C. Moore, Ashley Furniture, Babies"R"Us, Bed Bath & Beyond, Big Bob's Flooring Outlet, Cost Plus World Market, DSW, Edge Fitness, Hobby Lobby, Men's Wearhouse, Plaza Azteca	Best Buy, The Home Depot, Walmart
48	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	592	10.90	—	Dollar Tree, Savers
49	Milford Center	Milford	CT	New Haven-Milford, CT	1966	25,056	0.0%	—	—	—	—
50	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	97.1%	2,439	16.75	Market 32	Dick's Sporting Goods
51	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	96.1%	1,778	17.81	—	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart
52	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	94.1%	1,644	13.16	—	A.C. Moore, Christmas Tree Shops
53	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	88.0%	2,479	17.50	—	LA Fitness, Marshalls
54	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	85.2%	1,207	11.29	—	Jo-Ann Fabric & Craft Stores, Staples, T.J.Maxx
55	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	94.4%	2,248	13.01	Super Stop & Shop (Ahold)	Dollar Tree	Target
56	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	96.2%	4,348	19.10	—	Babies"R"Us, Dick’s Sporting Goods, DSW, Michaels, Party City, Ulta	Best Buy, Raymour & Flanigan
57	North Dover Center	Dover	DE	Dover, DE	1989	191,974	98.3%	2,238	11.86	Acme (Albertsons)	Party City, Staples, T.J.Maxx, Toys"R"Us
58	Brooksville Square	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	1987	156,361	94.1%	1,621	11.02	Publix	—
59	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	92.3%	3,455	17.56	—	Bed Bath & Beyond, Belk, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta
60	Midpoint Center	Cape Coral	FL	Cape Coral-Fort Myers, FL	2002	75,386	98.6%	993	13.36	Publix	—	Target
61	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	84.9%	5,655	22.47	Costco*, SuperTarget*	David's Bridal, Michaels, PetSmart, Ross Dress for Less	Lowe's
62	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	265,671	87.4%	3,245	13.98	Publix	Bealls Outlet, Big Lots, Off the Wall Trampoline, Planet Fitness
63	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	85,783	90.8%	1,501	19.27	—	Broward County Library, CVS
64	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	186,396	97.9%	1,321	7.24	Publix	Planet Fitness
65	First Street Village	Fort Meyers	FL	Cape Coral-Fort Myers, FL	2006	54,926	97.7%	810	15.10	Publix	—
66	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	99.1%	1,694	10.81	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx
67	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	838	9.61	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar
68	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	334,065	72.6%	1,731	7.14	—	American Signature Furniture, Bealls Outlet, Books-A-Million, David's Bridal, Ollie's Bargain Outlet
69	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	109,113	100.0%	1,971	18.06	—	Best Buy, David's Bridal, Restoration Hardware
70	Ventura Downs (2)	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2017	98,191	95.1%	1,212	12.98	—	LA Fitness
71	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	133,520	97.8%	2,276	17.43	Walmart Neighborhood Market	Walgreens
72	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	93.8%	1,912	11.52	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx
73	Marco Town Center	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2001	109,931	77.4%	1,750	20.57	Publix	—
74	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	339,478	70.5%	3,396	17.90	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less
75	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	244,719	98.8%	2,660	11.01	Fresco y Más (Southeastern Grocers)	Ross Dress for Less
76	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	100.0%	2,060	9.72	Publix	—
77	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	201,795	100.0%	3,548	17.89	Publix	Marshalls, Office Depot, PGA TOUR Superstore
78	Park Shore Plaza (2)	Naples	FL	Naples-Immokalee-Marco Island, FL	2017	250,548	96.9%	4,360	18.36	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Kirkland's, Party City, Saks OFF Fifth
79	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	96.8%	974	12.40	Publix	Zone Fitness Club
80	Southgate Center	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1966	250,256	96.8%	2,453	10.72	Publix	Bealls Outlet, Big Lots, Lumber Liquidators, Old Time Pottery, Pet Supermarket, YouFit Health Club
81	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,441	90.4%	852	10.66	Sedano's	Family Dollar
82	Fashion Square	Orange Park	FL	Jacksonville, FL	1996	36,029	46.5%	378	32.87	—	Miller's Orange Park Ale House
83	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	99.4%	2,392	17.06	—	Burlington Stores, LA Fitness	Target
84	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	98.7%	988	13.12	Publix	—
85	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	89.8%	998	15.18	Lucky's Market	Office Depot
86	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1997	419,444	91.3%	8,693	23.44	—	Main Event, Regal Cinemas
87	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	95.7%	748	12.11	Publix	—
88	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	162,336	91.8%	2,666	18.41	—	Coastal Care, Walgreens
89	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	96.6%	1,239	12.98	Publix	—
90	Panama City Square	Panama City	FL	Panama City, FL	1989	298,685	100.0%	2,444	8.18	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx
91	Pensacola Square	Pensacola	FL	Pensacola-Ferry Pass-Brent, FL	1995	142,767	84.7%	1,148	9.50	—	Bealls Outlet, Big Lots, Petland, Sears Home Appliance Showroom	Hobby Lobby
92	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	83.6%	1,894	13.91	Publix	Fortis Institute, Walgreens
93	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	94.5%	1,153	12.81	Winn-Dixie (Southeastern Grocers)	Dollar Tree

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 40

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

94	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	95.7%	633	10.84	Winn-Dixie (Southeastern Grocers)	—
95	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	87.5%	658	19.07	SuperTarget*	The Zoo Health Club
96	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1987	141,532	96.6%	1,808	13.22	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens
97	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,046	12.11	Publix	Big Lots, Crunch Fitness, HomeGoods
98	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,845	73.2%	1,262	13.18	Publix	—
99	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	1964	156,579	96.5%	1,246	8.25	—	Bealls Outlet, Burlington Stores, T.J.Maxx
100	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	265,464	96.2%	3,568	13.98	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco
101	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	134,324	80.4%	1,611	14.93	Publix	CVS, Dollar Tree
102	Bay Pointe Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2016	95,760	98.3%	1,606	17.06	Publix	Bealls Outlet, Pet Supermarket
103	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	95.9%	1,267	8.83	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots
104	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	78.3%	734	8.46	—	Dollar Tree
105	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	209,337	79.1%	1,614	9.75	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s
106	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	65.9%	1,242	12.46	Publix	Family Dollar, Flooring USA
107	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	100.0%	1,366	12.41	Patel Brothers	Dollar Tree, LA Fitness	Walmart
108	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,958	96.0%	1,473	16.50	Publix	Rarehues
109	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	90,625	95.9%	1,271	14.63	—	Deal$, Ross Dress for Less, Lumber Liquidators
110	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	97.6%	2,191	15.39	Publix	Petco, T.J.Maxx, Ulta
111	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	97.5%	924	7.16	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx
112	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	91.5%	655	6.52	Publix	Bealls Outlet
113	Governors Towne Square	Acworth	GA	Atlanta-Sandy Springs-Roswell, GA	2005	68,658	98.8%	1,186	17.48	Publix	—
114	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	75.1%	571	6.66	Harveys (Southeastern Grocers)	Big Lots, OK Beauty & Fashions Outlet
115	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	332,364	98.2%	5,257	20.14	—	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx, Ulta	Toys"R"Us
116	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	83.6%	824	5.96	—	Belk, Roses
117	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	445,042	86.8%	4,328	11.45	City Farmers Market	dd's Discounts (Ross)
118	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	68.3%	1,090	7.68	—	Dollar Tree
119	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	100.0%	537	8.11	Food Depot	Family Dollar
120	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	95.6%	1,080	14.30	Publix	—
121	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	76.5%	550	8.63	Kroger	—
122	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	94.0%	2,039	12.66	Walmart Supercenter*	Jo-Ann Fabric & Craft Stores, Mattress Firm, PetSmart, Value Village	The Home Depot
123	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	82.6%	694	6.56	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres
124	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	94.3%	1,096	6.65	Ingles	Kmart
125	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	96.1%	762	11.78	Publix	—
126	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	79.9%	995	13.12	Kroger	—
127	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	602	8.37	Food City	Family Dollar
128	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	92.0%	811	11.32	Publix	—
129	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	89.7%	724	17.37	Kroger*	—
130	Dublin Village	Dublin	GA	Dublin, GA	2005	94,920	97.5%	714	7.72	Kroger	—
131	Westgate	Dublin	GA	Dublin, GA	2004	110,738	96.0%	681	6.64	Harveys (Southeastern Grocers)	Bealls Outlet, Big Lots	The Home Depot
132	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,564	10.08	—	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill
133	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	176,451	77.7%	1,008	8.63	Food Depot	Cinemark, Staples
134	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,818	100.0%	2,385	10.90	ALDI	Best Buy, Michaels, OfficeMax, PetSmart, The Furniture Mall
135	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	100.0%	1,356	13.97	Publix	—
136	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	86.6%	1,222	13.33	Publix	—
137	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1959	239,013	89.5%	1,080	5.05	—	Dollar Tree, Kmart, Ollie's Bargain Outlet, Planet Fitness
138	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	100.0%	565	10.28	—	Marshalls
139	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	86.8%	987	10.06	Kroger	—
140	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	154,224	89.0%	1,781	12.97	Kroger	J. Christopher's
141	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	91.0%	545	8.59	Food Depot	—
142	Shops of Riverdale	Riverdale	GA	Atlanta-Sandy Springs-Roswell, GA	1995	16,808	70.3%	233	19.73	Walmart Supercenter*	—
143	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	105,420	97.4%	1,034	10.07	—	PGA TOUR Superstore
144	Victory Square	Savannah	GA	Savannah, GA	2007	122,719	91.5%	1,658	15.14	SuperTarget*	Citi Trends, Dollar Tree, Frank Theatres, Staples	The Home Depot
145	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	97.2%	2,853	15.61	Kroger	—
146	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	98.3%	1,767	5.18	Walmart Supercenter	Hobby Lobby, NCG Cinemas

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 41

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

147	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	92.0%	964	10.32	Kroger	—
148	Kimberly West Shopping Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1987	113,713	90.1%	644	6.29	Hy-Vee	—
149	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,680	98.0%	1,484	6.35	—	Burlington Stores, Harbor Freight Tools, Hobby Lobby
150	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	94.0%	1,503	5.93	Price Chopper	Aspen Athletic Clubs, Big Lots, Northern Tool + Equipment, Office Depot
151	Warren Plaza	Dubuque	IA	Dubuque, IA	1993	96,310	93.4%	749	8.81	Hy-Vee	—	Target
152	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	82.3%	3,063	18.67	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese's, Kirkland's, Petco, Ulta
153	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	96.1%	2,137	14.67	—	Savers, XSport Fitness	Kohl's
154	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	88.3%	280	5.48	Kroger	—
155	Festival Center	Bradley	IL	Kankakee, IL	2006	63,796	100.0%	437	6.85	—	Big Lots, Dollar General
156	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,298	91.1%	1,972	10.92	Shop & Save Market	Hobby Lobby, Walgreens
157	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	93.1%	4,198	14.98	—	Marshalls, The Home Depot, Ross Dress for Less, XSport Fitness
158	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	548,531	76.9%	5,656	14.85	—	AMC, Best Buy, Five Below, Party City, PetSmart, Ross Dress for Less, T.J.Maxx
159	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	85.8%	2,274	9.71	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
160	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	131,794	88.5%	1,898	16.28	—	Walgreens
161	Crossroads Centre	Fairview Heights	IL	St. Louis, MO-IL	1975	242,752	89.5%	1,874	8.62	Ruler Foods (Kroger)	Big Lots, Plato's Closet, Sky Zone, T.J.Maxx
162	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	88.3%	503	6.49	Cub Foods (Supervalu)	—
163	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1989	326,422	88.9%	2,662	9.51	Tony's Finer Foods	Big Lots, LA Fitness, Sears Outlet	Value City
164	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	88.6%	2,433	16.00	—	Best Buy, PetSmart, Stein Mart
165	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	97.2%	1,602	15.46	Sunset Foods	—
166	High Point Centre (2)	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2017	240,097	70.2%	1,874	11.12	—	David's Bridal, Jo-Ann Fabric & Craft Stores, LA Fitness, Office Depot
167	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	93.8%	1,675	15.92	Jewel-Osco	Planet Fitness
168	Westridge Court	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	680,553	79.1%	7,420	14.31	—	Art Van Furniture, Big Lots, buybuy BABY, Marshalls, Old Navy, Party City, Star Cinema Grill, Turk Furniture, Ulta
169	Sterling Bazaar	Peoria	IL	Peoria, IL	1992	87,359	93.9%	781	9.74	Kroger	—
170	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,849	96.3%	1,985	17.56	—	LA Fitness, Regal Cinemas
171	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	97.6%	750	6.72	Hy-Vee	Eye Surgeons Associates
172	Parkway Pointe	Springfield	IL	Springfield, IL	1994	38,737	62.7%	460	18.94	ALDI*	Shoe Carnival	Target, Walmart
173	Sangamon Center North	Springfield	IL	Springfield, IL	1996	139,757	94.9%	1,336	10.07	Schnucks	U.S. Post Office
174	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1973	248,077	67.4%	1,997	11.95	Walt's Fine Foods	Planet Fitness, Tile Shop
175	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	123,169	82.9%	885	8.66	—	Dollar Tree, Godby Home Furnishings, Ollie's Bargain Outlet
176	Columbus Center	Columbus	IN	Columbus, IN	1964	143,043	93.0%	1,500	11.28	—	Big Lots, OfficeMax, T.J.Maxx, ULTA	Target
177	Elkhart Plaza West	Elkhart	IN	Elkhart-Goshen, IN	1997	81,651	85.8%	527	37.19	Martin's Super Market	CVS
178	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	91.2%	1,871	17.44	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
179	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	247,668	86.5%	1,672	15.97	Sam's Club, Walmart Supercenter*	—
180	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	84.1%	774	8.59	Kroger	—
181	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1968	71,602	100.0%	658	9.19	Save-A-Lot	Citi Trends
182	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	90.0%	374	13.87	Walmart Supercenter*	Aaron's
183	Bittersweet Plaza	Mishawaka	IN	South Bend-Mishawaka, IN-MI	2000	92,295	91.3%	745	8.89	Martin's Super Market	—
184	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	103,788	71.5%	565	7.62	Kroger	Go Workout
185	Speedway Super Center (2)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2017	586,107	88.8%	4,903	9.47	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx
186	Sagamore Park Centre (2)	West Lafayette	IN	Lafayette-West Lafayette, IN	2017	134,139	98.2%	1,252	9.66	Pay Less (Kroger)	—
187	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	154,978	91.3%	1,352	9.56	Hy-Vee	—
188	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	215,261	94.6%	1,813	14.32	Dillons (Kroger)	Bellus Academy, Jo-Ann Fabric & Craft Stores, Marshalls
189	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,052	8.06	—	At Home, Staples
190	Florence Plaza - Florence Square	Florence	KY	Cincinnati, OH-KY-IN	2014	686,526	89.8%	6,729	14.07	Kroger	Barnes & Noble, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, Old Navy, Ollie's Bargain Outlet, Staples, T.J.Maxx
191	Highland Commons	Glasgow	KY	Glasgow, KY	1992	130,466	100.0%	428	3.28	Food Lion (Delhaize)	Kmart
192	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	94.8%	1,791	9.56	—	King Pin Lanes, Louisville Athletic Club
193	Mist Lake Plaza	Lexington	KY	Lexington-Fayette, KY	1993	217,292	100.0%	1,593	7.33	—	Gabriel Brothers, Walmart
194	London Marketplace	London	KY	London, KY	1994	169,032	99.1%	981	6.68	Kroger	Goody's
195	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	96.9%	1,889	11.14	Kroger	Petco

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

196	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	83.1%	1,345	10.40	Kroger	Annie's Attic
197	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	100.0%	1,935	12.17	Kroger Marketplace	—
198	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	100.0%	1,321	8.10	—	Books-A-Million, Hobby Lobby, Office Depot
199	Lexington Road Plaza	Versailles	KY	Lexington-Fayette, KY	2007	197,668	100.0%	1,319	6.67	—	Kmart
200	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1970	100,120	88.4%	313	3.54	Super 1 Foods	dd's Discounts (Ross)
201	Iberia Plaza	New Iberia	LA	Lafayette, LA	1992	131,731	99.0%	891	6.83	Super 1 Foods	—
202	Lagniappe Village	New Iberia	LA	Lafayette, LA	2010	206,360	90.7%	1,637	8.98	—	Big Lots, Citi Trends, Stage, T.J.Maxx
203	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	97.8%	1,029	6.09	Super 1 Foods	—
204	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	130,635	98.9%	1,035	8.02	PriceRite (Wakefern)	Citi Trends, L&M Bargain, Ocean State Job Lot
205	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	74,800	100.0%	2,090	27.94	—	Golf Galaxy, Pyara Aveda Spa & Salon, Staples	Duluth Trading Co.
206	Chicopee Marketplace	Chicopee	MA	Springfield, MA	2005	151,003	100.0%	2,783	19.09	Walmart Supercenter*	Marshalls, Party City, Staples
207	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	94.6%	1,509	11.90	Super Stop & Shop (Ahold)	Jo-Ann Fabric & Craft Stores, Ocean State Job Lot
208	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,716	98.4%	3,206	11.45	Shaw's (Albertsons)	Barnes & Noble, Michaels, Party City, Petco, Staples, T.J.Maxx
209	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	66.7%	266	15.63	Hannaford Bros. (Delhaize)*	—	Walmart
210	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	100.0%	1,267	16.23	Shaw's (Albertsons)	Rainbow
211	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,734	98.7%	2,279	12.64	Star Market (Albertsons)	Marshalls, Ocean State Job Lot
212	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	442,354	96.3%	3,813	20.92	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart
213	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	98.7%	1,211	12.16	—	Ocean State Job Lot, Staples, T.J.Maxx
214	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	207,538	79.1%	2,072	22.15	Super Stop & Shop (Ahold)	Citi Trends, Fallas Paredes
215	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,810	19.60	—	Best Buy, Old Navy, Petco, Ross Dress for Less
216	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	100.0%	754	29.54	—	—
217	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	97.8%	3,002	10.48	Giant Food (Ahold)	Jo-Ann Fabric & Craft Stores, Kmart, Peebles
218	Liberty Plaza	Randallstown	MD	Baltimore-Columbia-Towson, MD	1962	57,954	97.1%	910	16.17	Walmart Supercenter*	Marshalls
219	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	90.0%	1,868	20.65	—	Big Lots, Dollar Tree, Jo-Ann Fabric & Craft Stores, Lowe's
220	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	96.4%	6,255	16.31	Kroger	Bed Bath & Beyond, DSW, Marshalls, Michaels, Nordstrom Rack, Ulta
221	Maple Village (2)	Ann Arbor	MI	Ann Arbor, MI	2017	287,387	82.3%	3,077	13.02	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Stein Mart
222	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	100.0%	1,002	11.74	Busch’s Fresh Food Market	Ace Hardware
223	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	809	10.23	—	Dollar Tree, Ollie's Bargain Outlet, True Value
224	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	162,059	86.4%	1,792	12.90	VG's Food (SpartanNash)	Dunham's Sports, Glik's
225	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	79.8%	601	7.56	D&W Fresh Market (SpartanNash)	—
226	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	186,246	96.1%	1,522	8.51	—	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness
227	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	110,997	84.9%	1,440	16.71	—	Jo-Ann Fabric & Craft Stores, Party City, Shoe Carnival, Ulta	Kohl's
228	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	285,324	74.2%	2,230	10.71	—	Ace Hardware, Burlington Stores, CW Price, Dollar Tree
229	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,137	97.0%	6,037	17.31	—	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
230	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	99.4%	1,831	9.97	—	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools
231	Green Acres (2)	Saginaw	MI	Saginaw, MI	2017	245,460	94.1%	1,571	14.28	Kroger	Planet Fitness, Rite Aid
232	Hall Road Crossing	Shelby Township	MI	Detroit-Warren-Dearborn, MI	1999	175,503	79.0%	2,021	14.57	—	Michaels, Old Navy, Ulta
233	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	100.0%	1,211	11.91	—	Party City, Planet Fitness	Burlington Stores
234	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,709	48.8%	644	12.98	—	O'Reilly Auto Parts, Planet Fitness
235	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,020	6.59	—	Babies"R"Us, Bed Bath & Beyond, Dunham's Mega Sports, Tenpenny Furniture
236	Grand Traverse Crossing	Traverse City	MI	Traverse City, MI	1996	411,758	100.0%	2,960	27.43	Walmart Supercenter	Books-A-Million, PetSmart, Staples, The Home Depot, Toys"R"Us, Ulta
237	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	67.7%	1,115	10.12	—	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
238	Roundtree Place	Ypsilanti	MI	Ann Arbor, MI	1992	246,620	95.9%	1,088	12.94	Walmart Supercenter	Harbor Freight Tools, Ollie's Bargain Outlet
239	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,706	96.0%	842	7.09	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness
240	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	97.6%	2,073	17.00	SuperTarget*	Best Buy, Dollar Tree, Walgreens
241	Austin Town Center	Austin	MN	Austin, MN	1999	108,486	65.2%	464	8.32	ALDI	Jo-Ann Fabric & Craft Stores
242	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	97.7%	2,122	11.88	—	Best Buy, David's Bridal, Dunham's Sports, Jo-Ann Fabric & Craft Stores, T.J.Maxx

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

243	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	88.7%	1,940	10.67	Cub Foods (Jerry's Foods)	OfficeMax
244	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	87,942	93.4%	1,406	17.11	Cub Foods (Supervalu)*	—
245	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	75.6%	1,994	12.35	Rainbow Foods (Jerry's Foods)	Marshalls, Michaels
246	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2000	69,537	57.2%	652	16.39	Cub Foods (Jerry's Foods)*	Dollar Tree
247	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	114,505	95.1%	1,739	15.97	Fresh Thyme Farmers Market	Marshalls
248	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	291,048	89.6%	2,441	12.52	Cub Foods (Supervalu)	Planet Fitness, T.J.Maxx, Valu Thrift Store
249	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	98.4%	703	9.77	Festival Foods	Dollar Tree
250	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	139,087	79.7%	1,502	13.95	—	Michaels, Party City, Petco, Tuesday Morning
251	Clocktower Place	Florissant	MO	St. Louis, MO-IL	1987	209,832	93.7%	1,553	8.03	ALDI	Florissant Furniture & Rug Gallery, K&G Fashion Superstore, Ross Dress for Less
252	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	89.5%	793	5.91	Price Chopper	—
253	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	91.2%	1,305	8.85	Price Chopper	Ace Hardware
254	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	85.1%	920	8.66	Price Chopper	—
255	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	93.6%	474	7.08	Shop 'n Save (Supervalu)	—
256	Clinton Crossing	Clinton	MS	Jackson, MS	1990	112,148	96.5%	1,099	10.46	Kroger	—
257	County Line Plaza	Jackson	MS	Jackson, MS	1997	221,127	84.5%	1,976	11.17	—	Burke's Outlet, Burlington Stores, Conn's, Kirkland's, Tuesday Morning
258	Devonshire Place	Cary	NC	Raleigh, NC	1996	106,680	100.0%	1,591	15.24	—	Burlington Stores, Dollar Tree, REI
259	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	278,664	86.9%	3,118	12.87	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Rugged Wearhouse, Staples
260	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	99.1%	1,976	8.23	Patel Brothers	Big Lots, Fallas Paredes, Gabriel Brothers, The Home Depot, Value City Furniture
261	Macon Plaza	Franklin	NC	—	2001	92,787	94.1%	474	10.50	BI-LO (Southeastern Grocers)	Peebles
262	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	91.9%	2,027	11.96	Kroger	Citi Trends, OfficeMax, PetSmart	Target, The Home Depot
263	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,705	84.4%	2,790	13.45	Walmart Supercenter*	Best Buy, Burke's Outlet, Dollar Tree, Michaels, Ross Dress for Less
264	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	99.5%	4,998	14.45	—	Babies"R"Us, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Old Navy, PetSmart, Rainbow	Ross Dress for Less, Target
265	University Commons	Greenville	NC	Greenville, NC	1996	233,153	96.2%	3,028	13.50	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
266	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	100.0%	1,757	9.18	—	Academy Sports + Outdoors, Dollar Tree, Fallas Paredes, Harbor Freight Tools, Ollie's Bargain Outlet
267	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	99.5%	1,030	4.13	Walmart Supercenter	Dollar Tree
268	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	104,539	48.2%	257	5.11	—	—
269	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	93.8%	1,385	15.18	—	Person County Health & Human Services
270	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.7%	3,915	11.35	Food Lion (Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown
271	Salisbury Marketplace	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	1987	79,732	82.5%	676	10.28	Food Lion (Delhaize)	Citi Trends, Family Dollar
272	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	99.3%	2,171	6.43	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply
273	Anson Station	Wadesboro	NC	—	1988	132,353	62.6%	520	6.28	Food Lion (Delhaize)	Peebles, Tractor Supply Co.
274	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	96.4%	1,953	14.50	—	OfficeMax, PetSmart, Sportsmans Warehouse	Target
275	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	3,566	15.15	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx
276	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	100.0%	1,238	14.96	Harris Teeter (Kroger)	—
277	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	284,093	89.6%	2,889	12.11	Super Compare Foods	Big Lots, Citi Trends, Office Depot
278	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	978	14.27	—	Golf Galaxy, Mattress Firm, OfficeMax
279	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,941	76.1%	1,536	33.41	—	Boston Interiors, Walmart
280	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	2,036	11.39	Market Basket (DeMoulas Supermarkets)	Burlington Stores, Jo-Ann Fabric & Craft Stores, Marshalls
281	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,361	19.61	—	JC Penney, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
282	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	76.9%	404	5.99	—	Jo-Ann Fabric & Craft Stores, NH1 MotorPlex	Cardi's Furniture, Ocean State Job Lot
283	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	98.0%	1,408	9.58	Market Basket (DeMoulas Supermarkets)	T.J.Maxx
284	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2003	246,235	68.2%	1,090	7.03	—	Kmart, Planet Fitness
285	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	298,309	96.8%	4,313	21.97	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less
286	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	—
287	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1966	250,408	96.4%	2,186	9.06	—	Kmart, LA Fitness, Staples
288	Hamilton Plaza	Hamilton	NJ	Trenton, NJ	1972	148,919	98.0%	1,069	7.33	—	Hibachi Grill & Supreme Buffet, Kmart, Planet Fitness
289	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	92.3%	1,561	13.29	Super Stop & Shop (Ahold)	—

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

290	Lakewood Plaza	Lakewood	NJ	New York-Newark-Jersey City, NY-NJ-PA	1966	201,010	100.0%	3,220	16.02	Gourmet Glatt Market	Dollar Tree
291	Marlton Crossing (2)	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2017	332,671	98.7%	5,720	17.42	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx
292	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	88.7%	3,533	20.51	ShopRite	Petco, Rite Aid
293	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	88.5%	1,135	30.92	ShopRite	—
294	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,120	95.2%	3,934	16.78	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness
295	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	98.5%	2,968	18.88	—	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls
296	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	141,330	94.4%	1,536	11.52	ShopRite*	Peebles, PetSmart, Planet Fitness
297	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	98.2%	3,315	18.84	ShopRite	Pier 1 Imports, Staples
298	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	34,409	100.0%	532	15.46	ShopRite	—
299	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	77.6%	1,290	16.89	Acme (Albertsons)*	Dollar Tree, WOW! Fitness
300	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,323	92.4%	3,332	16.68	Walmart Supercenter*	Marshalls, Rainbow, Ross Dress for Less, Staples, ULTA
301	Dover Park Plaza	Yardville	NJ	Trenton, NJ	2005	56,638	84.8%	756	15.73	—	CVS, Dollar Tree
302	St Francis Plaza	Santa Fe	NM	Santa Fe, NM	1993	35,800	100.0%	460	12.85	—	Walgreens
303	Smith's	Socorro	NM	—	1976	48,000	100.0%	506	10.54	—	—
304	Galleria Commons	Henderson	NV	Las Vegas-Henderson-Paradise, NV	1998	278,411	100.0%	3,267	11.88	—	Babies"R"Us, Burlington Stores, Kirkland’s, Stein Mart, T.J.Maxx, Tuesday Morning
305	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	94.6%	2,516	29.64	—	Minado, Stew Leonard's Wines, T.J.Maxx
306	Erie Canal Centre (2)	Dewitt	NY	Syracuse, NY	2017	116,488	100.0%	1,448	12.43	—	Burlington Stores, Dick's Sporting Goods, Michaels
307	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,423	21.09	Acme (Albertsons)	True Value
308	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	27.8%	675	28.75	BJ's Wholesale*, Walmart Supercenter*	—	Kohl's
309	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	94.3%	1,893	25.92	Wild by Nature Market*	Ace Hardware	Rite Aid
310	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	96.4%	2,841	15.23	—	Burlington Stores, Dollar Tree, K&G Fashion Superstore
311	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	100.0%	6,778	35.60	Best Mart, H-Mart	Christmas Tree Shops, Rite Aid, T.J.Maxx
312	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,830	85.0%	1,555	8.94	—	Big Lots, Jo-Ann Fabric & Craft Stores, Party City, Rite Aid, True Value
313	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,492	20.66	Key Food Marketplace	T.J.Maxx
314	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	584	34.35	Trader Joe's	—
315	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,118	57.2%	931	26.61	—	Advance Auto Parts
316	Shops at Seneca Mall	Liverpool	NY	Syracuse, NY	2005	230,924	66.7%	707	4.59	—	Big Lots	Raymour & Flanigan
317	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	1976	25,192	100.0%	863	34.26	—	CVS
318	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	90.9%	2,754	13.57	Super Stop & Shop (Ahold)	Planet Fitness, Savers
319	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	1986	209,910	97.8%	2,150	10.79	—	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby
320	Monroe Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	1,932	15.84	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office
321	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	251,537	100.0%	6,542	26.01	A Matter of Health	Barnes & Noble, Lemon Pop, Marshalls, Modell's Sporting Goods, Petco
322	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	37,170	95.6%	1,394	39.23	—	Harmon Discount
323	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	122,996	95.9%	2,471	20.94	—	Dollar Tree, HomeGoods
324	Port Washington	Port Washington	NY	New York-Newark-Jersey City, NY-NJ-PA	1968	19,600	100.0%	112	5.71	North Shore Farms	—
325	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,825	18.41	Best Yet Market	CVS, T.J.Maxx
326	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	94.3%	1,103	26.50	—	HomeGoods, Rite Aid
327	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	85.1%	1,381	21.81	Market 32	Family Dollar
328	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	96.6%	2,976	17.54	ShopRite	A.C. Moore, Blink Fitness (Equinox), Bob's Stores	Firestone
329	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	99.5%	1,858	11.62	—	Olum's Furniture & Appliances, Rite Aid, Staples
330	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	204,954	100.0%	2,221	10.84	PriceRite (Wakefern)	Bed Bath & Beyond, Kohl's, PetSmart, Target	Target
331	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,485	16.08	—	HomeGoods, Michaels, Old Navy
332	Town Square Mall	Vestal	NY	Binghamton, NY	1991	293,181	99.4%	4,721	16.20	Sam's Club*, Walmart Supercenter*	A.C. Moore, AMC Cinemas, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta
333	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	707	10.92	Hannaford Bros. (Delhaize)	Red Robin Gourmet Burger	Lowe's
334	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	95.7%	2,297	27.13	H-Mart	—
335	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	138,407	96.3%	1,867	14.01	Giant Eagle	—	The Home Depot
336	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	145,935	93.7%	1,463	10.69	Giant Eagle, Marc's	—
337	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	222,174	94.0%	2,383	18.07	Kroger	Petco, Planet Fitness, Rainbow
338	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	95.0%	1,381	8.83	Kroger	Pet Supplies Plus
339	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,233	98.5%	3,467	13.95	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

340	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	1954	314,754	99.6%	3,843	12.60	—	Bed Bath & Beyond, Michaels, Sears, Staples, T.J.Maxx	Target
341	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	93.8%	957	30.52	Kroger	—
342	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	93.1%	1,361	10.09	Kroger	Dollar Tree, Planet Fitness
343	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	130,773	84.8%	1,154	11.22	Kroger	—
344	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	88.8%	154	9.69	Kroger*	—
345	South Towne Centre	Dayton	OH	Dayton, OH	1972	333,998	98.1%	4,310	14.12	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, Jo-Ann Fabric & Craft Stores, Party City, Petsmart, Value City Furniture
346	The Vineyards	Eastlake	OH	Cleveland-Elyria, OH	1989	144,820	71.8%	808	7.77	—	American Freight Furniture & Mattress, Dollar Tree, Harbor Freight Tools, Powerhouse Gym
347	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	695,261	96.6%	6,524	9.71	BJ's Wholesale Club, Giant Eagle, Marc's	Aspire Fitness, Burlington Stores, Cleveland Furniture Bank, Jo-Ann Fabric & Craft Stores, Marshalls, Party City
348	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	98.2%	1,119	16.28	—	Ollie's Bargain Outlet, Sears Outlet
349	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	100.0%	2,259	24.86	Kroger	Marshalls
350	Market Place	Piqua	OH	Dayton, OH	1972	182,487	94.5%	717	7.28	Kroger	Roses
351	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	83.8%	1,161	9.56	—	Ashley Furniture, Citi Trends, Michaels
352	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	100.0%	693	7.75	Giant Eagle	—	Lowe's, Target
353	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	315,515	82.3%	1,575	10.26	Kroger	Aspire Fitness, Big Lots, Harbor Freight Tools
354	Southland Shopping Plaza	Toledo	OH	Toledo, OH	1988	293,598	85.3%	1,581	6.31	—	Big Lots, Planet Fitness, Shopper's World
355	Wadsworth Crossings	Wadsworth	OH	Cleveland-Elyria, OH	2005	118,145	97.5%	1,871	16.68	—	Bed Bath & Beyond, OfficeMax, Petco, Planet Fitness	Kohl's, Lowe's, Target
356	Northgate Plaza	Westerville	OH	Columbus, OH	2008	15,219	100.0%	248	16.30	Kroger*	—	The Home Depot
357	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,837	9.83	—	Basset Home Furnishings, Conn's, David's Bridal, Drysdales Western Wear, PetSmart	Best Buy
358	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	98.7%	2,621	18.90	Giant Food (Ahold)	CVS, Dollar Tree
359	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	278,586	79.7%	1,974	8.89	Weis Markets	A.C. Moore, Dunham's Sports, Harbor Freight, Shoe Carnival, Toys"R"Us
360	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	770	10.94	Redner's Warehouse Market	—	Premiere Storage
361	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	199,079	100.0%	1,932	10.76	Giant Eagle	Walmart
362	Bethlehem Square	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1994	389,450	100.0%	3,903	15.10	Giant Food (Ahold)	T.J.Maxx, The Home Depot, Walmart
363	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	374,858	97.6%	3,400	11.67	Giant Food (Ahold)	Big Lots, Citi Trends, Dollar Tree, Gold Gyms, Mega Marshalls, PetSmart, Rite Aid, Staples, Wells Fargo, Wines & Spirits
364	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	283,153	93.3%	2,357	8.92	Walmart Supercenter	Ollie's Bargain Outlet
365	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	77.7%	435	12.15	—	—
366	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	93.8%	2,406	17.86	Giant Food (Ahold)	Tuesday Morning
367	Collegeville Shopping Center (2)	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2017	111,210	68.5%	1,034	13.57	Kimberton Whole Foods	Pep Boys, Rascal Fitness
368	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	67,476	100.0%	1,547	22.93	Giant Food (Ahold)	Wine & Spirits Shoppe
369	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	100.0%	1,085	10.33	—	Chuck E. Cheese's, Mealey's Furniture
370	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699	91.1%	3,041	17.76	—	Burlington Stores, Dollar Tree, Party City, PetSmart, T.J.Maxx, The Home Depot
371	Dillsburg Shopping Center	Dillsburg	PA	York-Hanover, PA	1994	153,088	95.2%	1,892	13.24	Giant Food (Ahold)	Dollar Tree, Rite Aid, Tractor Supply Co.
372	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	98.2%	3,317	14.21	—	Kohl's, Marshalls, Regal Cinemas
373	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	96.9%	1,211	16.61	—	Dollar Tree, Ross Dress for Less, Tuesday Morning, US Post Office
374	Mount Carmel Plaza	Glenside	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1975	14,504	94.1%	186	13.62	—	SGS Paper
375	Kline Plaza	Harrisburg	PA	Harrisburg-Carlisle, PA	1952	214,628	87.9%	1,762	9.34	Giant Food (Ahold)	Citi Trends
376	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920	94.9%	1,029	7.65	—	Big Lots, Ollie's Bargain Outlet
377	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	100.0%	1,324	12.40	Giant Food (Ahold)	—
378	Woodbourne Square	Langhorne	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1984	29,821	81.6%	524	21.55	—	—
379	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	90.7%	936	18.98	Weis Markets*	—
380	New Holland Shopping Center	New Holland	PA	Lancaster, PA	1995	65,878	100.0%	570	8.65	Grocery Outlet	Family Dollar
381	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	176,949	82.9%	3,822	26.05	McCaffrey's	Pier 1 Imports
382	Cherry Square	Northampton	PA	Allentown-Bethlehem-Easton, PA-NJ	1989	75,005	96.3%	728	10.08	Redner's Warehouse Market	—
383	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353	98.5%	2,574	24.57	—	Dollar Tree, Target, Wine & Spirits
384	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1964	561,863	96.6%	7,732	33.66	—	Macy's, Modell's Sporting Goods, Rainbow, Ross Dress For Less
385	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	94.2%	1,278	7.68	Redner's Warehouse Market	French Creek Outfitters, Staples
386	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758	100.0%	1,570	10.54	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet
387	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	415	9.95	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 46

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

388	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,466	15.86	ShopRite	A.C. Moore, Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
389	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	97.6%	706	11.41	Musser's Markets	Hallmark	Kmart
390	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	93.4%	3,342	11.36	Redner's Warehouse Market	Dollar Tree, Gabriel Brothers, Mealey's Furniture, National Tire & Battery, PetSmart, Ross Dress for Less, Staples
391	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	94.7%	2,060	29.99	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City, Shoe Carnival
392	Hunt River Commons	North Kingstown	RI	Providence-Warwick, RI-MA	1989	148,126	83.8%	1,361	10.96	Super Stop & Shop (Ahold)	Marshalls, Planet Fitness
393	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039	94.7%	2,307	14.77	Kroger	Stein Mart
394	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	100.0%	1,573	17.53	BI-LO (Southeastern Grocers)	—
395	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313	98.2%	826	12.88	BI-LO (Southeastern Grocers)	—
396	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	171,224	100.0%	1,405	8.52	Food Lion (Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning
397	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	77.9%	2,286	9.15	—	Gold's Gym, Intercontinental Hotels Group, New Spring Church, Sears Outlet
398	Remount Village Shopping Center	North Charleston	SC	Charleston-North Charleston, SC	1996	60,238	12.0%	84	11.67	—	—
399	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	100.0%	1,993	15.21	—	Ross Dress for Less, T.J.Maxx	Target
400	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	88.9%	3,587	11.78	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart
401	Shoppes at Hickory Hollow	Antioch	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1986	144,469	79.4%	1,270	11.07	Kroger	Citi Trends
402	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	86.1%	550	10.84	Food Lion (Delhaize)	—
403	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	100.0%	2,754	10.49	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends
404	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	99.3%	3,388	10.29	—	Grace Church Nashville, Hard Knocks, Hobby Lobby, Planet Fitness, Skyzone, USA Baby
405	Greensboro Village	Gallatin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	70,203	97.7%	1,004	14.63	Publix	—
406	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	228,618	91.4%	1,445	12.05	—	Belk, Burkes Outlet, Kmart
407	Oakwood Commons	Hermitage	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1989	267,558	91.5%	2,760	11.43	Publix	Bed Bath & Beyond, Dollar Tree, Goody’s, PetSmart, Ross Dress for Less
408	Kimball Crossing	Kimball	TN	Chattanooga, TN-GA	2007	280,476	98.9%	1,896	7.53	Walmart Supercenter	Goody's	Lowe's
409	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	1,136	9.52	—	Babies"R"Us, Badcock Home Furniture, Sears Outlet
410	Farrar Place	Manchester	TN	Tullahoma-Manchester, TN	1989	43,220	100.0%	388	8.98	Food Lion (Delhaize)	—
411	The Commons at Wolfcreek	Memphis	TN	Memphis, TN-MS-AR	2014	659,193	83.7%	8,290	15.70	—	Academy Sports + Outdoors, Best Buy, Big Lots, Dave & Busters, David's Bridal, DSW, Office Depot, PetSmart, T.J.Maxx, Value City Furniture	Target, The Home Depot, Toys"R"Us
412	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	87.2%	1,205	12.11	Kroger	Aaron's
413	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,075	12.38	Kroger	—	Walgreens
414	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.3%	1,266	7.06	Walmart Supercenter	Dollar Tree
415	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	95.2%	1,183	5.97	Walmart Supercenter	Goody's
416	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,475	86.4%	287	8.01	—	Bealls (Stage Stores), Family Dollar
417	Bardin Place Center	Arlington	TX	Dallas-Fort Worth-Arlington, TX	1993	420,550	100.0%	4,089	9.72	WinCo Foods	Hemispheres, Hobby Lobby, Ross Dress for Less
418	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	1989	169,552	76.5%	1,557	12.01	—	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture	Fry's Electronics
419	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	82.4%	884	11.19	—	24 Hour Fitness
420	Cedar Bellaire	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	1994	50,967	100.0%	850	16.68	H-E-B	—
421	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	654	9.13	El Ahorro Supermarket	Dollar Tree, Family Dollar
422	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	382	7.54	—	99 Cents Only, Citi Trends, Dollar Floor Store, Firestone
423	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	91.2%	1,023	8.20	—	Tops Printing
424	Plantation Plaza	Clute	TX	Houston-The Woodlands-Sugar Land, TX	1997	99,141	99.0%	812	8.44	—	Walgreens
425	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,847	98.0%	2,783	16.44	—	Dollar Tree, OfficeMax, Spec's Liquors, Wally's Party Factory	Kohl's
426	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	99.0%	1,352	26.28	Kroger	CVS
427	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	84,075	77.2%	666	10.26	—	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning
428	Five Points	Corpus Christi	TX	Corpus Christi, TX	1985	277,046	92.9%	3,170	12.52	—	Bealls (Stage Stores), Burkes Outlet, Harbor Freight Tools, Hobby Lobby, Party City, Ross Dress for Less
429	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	100.0%	574	8.66	Fiesta Mart	Family Dollar
430	Jeff Davis	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	49.8%	517	15.06	—	Family Dollar
431	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	441	9.69	—	Big Lots, O'Reilly Auto Parts
432	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	100.0%	1,121	10.79	El Rio Grande Latin Market	Family Dollar
433	Wynnewood Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2006	443,681	88.5%	4,183	10.79	El Rancho, Kroger	Fallas Paredes, Gen X Clothing, Ross Dress for Less
434	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	121,163	92.5%	961	8.57	Food Town	Burkes Outlet, Walgreens
435	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	91.0%	717	10.60	Albertsons	—

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 47

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

436	Preston Ridge (2)	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2017	794,124	96.1%	15,534	20.49	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Old Navy, Marshalls, Nordstrom Rack, Ross Dress for Less, Saks OFF Fifth, Stein Mart, T.J.Maxx
437	Forest Hills Village	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	395	5.67	Foodland Markets	Family Dollar, Hi Style Fashion
438	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	97.1%	1,828	11.04	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits, Stein Mart
439	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	98.3%	3,816	19.67	Tom Thumb (Albertsons)	DSW
440	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,241	100.0%	1,065	11.93	Truong Nguyen Grocer	—
441	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	85.8%	272	7.32	—	Dollar Tree
442	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	26.3%	350	15.85	—	—
443	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	98.3%	768	10.90	Kroger	—
444	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	965	28.51	Kroger	—
445	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2003	94,086	90.1%	1,959	23.10	—	CVS, Imagination Toys, I W Marks Jewelers
446	Braes Link	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	30,189	100.0%	561	18.58	—	Walgreens
447	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	45,067	88.6%	437	10.94	H-E-B	—
448	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	97.4%	597	6.71	Food Town	—
449	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	775	10.78	El Ahorro Supermarket	Fallas Paredes, Melrose Fashions
450	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	94.1%	1,447	15.57	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors
451	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	208,147	93.0%	1,826	9.43	Kroger	Big Lots, Stein Mart
452	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1988	64,285	72.2%	498	10.73	H-E-B	—
453	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	68.6%	787	10.31	—	Fitness Connection
454	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,003	100.0%	1,278	7.66	—	Big Lots, Hobby Lobby
455	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	93,711	97.3%	778	8.54	Foodarama	Burke's Outlet
456	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	100.0%	3,463	14.20	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning
457	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	309	7.68	—	Affordable Furniture, Firestone, Lumber Liquidators, TitleMax
458	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	231,579	86.3%	2,671	13.58	Sellers Bros.	Conn's, Office Depot
459	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,559	94.6%	2,119	11.92	—	99 Cents Only, CVS, dd's Discounts (Ross), Fallas Paredes
460	Northwood Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	136,747	93.1%	1,453	11.61	Food City	—
461	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	99.1%	1,879	10.70	—	24 Hour Fitness, Floor & Décor
462	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	73,577	92.9%	911	13.64	—	Family Dollar, Houston Community College
463	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	97.4%	3,248	23.00	H-E-B	—
464	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	82,565	100.0%	1,127	13.77	—	Ace Hardware, Dollar Tree, Party City, Salon In The Park
465	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	241,253	86.0%	1,976	9.53	Fiesta Mart	Marshalls
466	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	237,340	100.0%	2,424	10.57	—	Hobby Lobby, Palais Royal, Stein Mart
467	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	85.1%	365	6.68	—	AutoZone, Bealls (Stage Stores), Dollar Tree
468	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	132,096	99.1%	948	7.36	Super 1 Foods	Harbor Freight Tools, PetSense
469	Winwood Town Center	Odessa	TX	Odessa, TX	2002	365,559	93.2%	2,680	13.17	H-E-B	Michaels, Office Depot, Party City, Ross Dress for Less, Target
470	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	134,006	77.8%	1,312	13.75	Kroger	—
471	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	194,470	93.5%	2,191	12.05	Kroger	Burkes Outlet
472	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	81.6%	1,157	9.06	Kroger	Harbor Freight Tools, Walgreens
473	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	167,804	71.3%	2,792	24.46	Central Market (H-E-B)	—
474	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	90.2%	6,113	25.08	Kroger	Gap Factory Store, Infinite Bounds Gymnastics
475	Northshore Plaza	Portland	TX	Corpus Christi, TX	2000	152,144	98.4%	1,071	14.28	H-E-B	Bealls (Stage Stores)	Kmart
476	Klein Square	Spring	TX	Houston-The Woodlands-Sugar Land, TX	1999	80,636	96.2%	832	10.73	Food Town	Family Dollar, Petco
477	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	91.0%	1,204	10.89	Randalls (Albertsons)	Palais Royal
478	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	223,152	53.6%	1,178	9.91	Kroger	—
479	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	95.2%	1,068	27.47	Randalls (Albertsons)	—
480	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	58.5%	484	23.54	ALDI	Walgreens
481	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	181,055	100.0%	2,747	15.43	—	Barnes & Noble, Big Lots, Michaels, Petco, T.J.Maxx	Target, The Home Depot
482	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	100.0%	1,183	8.90	Food Lion (Weis Markets)	Mountain Run Bowling, Tractor Supply Co.
483	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	129,887	99.2%	1,699	13.18	—	Gold's Gym, Hobby Lobby	Kohl's
484	Jefferson Green	Newport News	VA	Virginia Beach-Norfolk-Newport News, VA-NC	1988	54,945	97.4%	795	14.85	—	DXL Destination XL, Once Upon a Child, Tuesday Morning
485	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	86,010	94.4%	1,267	15.61	—	2nd & Charles, Chuck E. Cheese's
486	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,188	13.46	Kroger	Hamrick's
487	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	96.7%	1,381	8.60	—	Dollar Tree, Kohl's, PetSmart
488	Valley Commons	Salem	VA	Roanoke, VA	1988	45,580	17.8%	84	10.37	—	—	AMC Theatres

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 48

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

489	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,290	100.0%	1,324	8.12	Kroger	Big Lots, Dollar Tree
490	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	100.0%	2,600	17.47	Trader Joe's	Jo-Ann Fabric & Craft Stores, Kirkland’s, PetSmart
491	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	67.6%	991	7.71	—	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Ollie's Bargain Outlet	Belk
492	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	98.6%	1,971	8.91	Market 32	Dollar Tree, Flagship Cinemas, T.J.Maxx, Walmart
493	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	188,861	83.5%	1,100	8.38	—	T.J.Maxx
494	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	1967	219,618	86.7%	3,029	15.90	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls
495	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	94.9%	912	9.78	Pick 'n Save (Kroger)	—
496	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,545	98.2%	1,512	7.56	—	Hobby Lobby, Kohl's	ShopKo
497	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	97.2%	1,237	7.23	Kroger	Big Lots, Dunham's Sports, Peebles
498	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	849	11.27	—	Office Depot, O'Reilly Auto Parts, T.J.Maxx

	TOTAL PORTFOLIO					84,091,870	91.6%	$945,721	$13.28

(1) * Indicates grocer is not owned.
(2) Indicates property is currently in redevelopment.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 49

GUIDANCE

Supplemental Disclosure Three Months Ended September 30, 2017

GUIDANCE & ADDITIONAL DISCLOSURES

2017 GUIDANCE
	Updated	Prior

NAREIT FFO per diluted share (1)(2)	$2.05 - $2.09	$2.05 - $2.12
Key Underlying Assumptions
Same property NOI growth	2.0 - 2.5%	2.0 - 3.0%
Straight-line rental income, amortization of above- and below-market rent and tenant inducements and straight-line ground rent expense	$44 - $46M	$44 - $46M
General and administrative expenses (1)(3)	$88 - $92M	$88 - $92M
GAAP interest expense (2)	$227 - $229M	$228 - $230M
Value enhancing capital expenditures	$110 - $135M	$110 - $135M

ADDITIONAL DISCLOSURES - as of 9/30/17 (dollars in millions, except per square foot amounts)

Leases signed but not yet commenced:	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	54	1,285,848	$17.9	$13.95
< 10,000 SF	247	718,793	15.3	21.31
TOTAL	301	2,004,641	$33.2	$16.59

(1) Does not include any expectations of additional one-time items, including, but not limited to, litigation, investigative and other non-routine legal expenses.
(2) Does not include any expectations of additional deleveraging activity.
(3) Reflects actual litigation and other non-routine legal expenses recognized year-to-date.

Supplemental Disclosure - Three Months Ended September 30, 2017	Page 51